497(c)
                                                                      333-127445

AXA Equitable Retirement Income for Life(SM)

A variable deferred annuity contract
PROSPECTUS DATED SEPTEMBER 18, 2006

Please read and keep this Prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. You should read the prospectuses for each Trust, which contain important information about the portfolios.

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WHAT IS AXA EQUITABLE RETIREMENT INCOME FOR LIFE(SM)?

AXA Equitable Retirement Income for Life(SM) is a deferred annuity contract with an income feature issued by AXA Equitable Life Insurance Company. It provides for the accumulation of retirement savings and for guaranteed payments from those savings and a guaranteed death benefit. It also offers a number of annuitization options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options ("investment options"). Certain features and benefits described in this Prospectus may vary or not be available in all contracts or from all selling broker-dealers.

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Variable investment options
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o AXA Conservative Allocation           o AXA Moderate-Plus Allocation
o AXA Conservative-Plus Allocation      o AXA Aggressive Allocation
o AXA Moderate Allocation
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You may allocate amounts to any of the variable investment options. Each variable investment option is a subaccount of Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio of AXA Premier VIP Trust (the "Trust"), which, in turn, invests in other portfolios of both AXA Premier VIP Trust and EQ Advisors Trust. Your investment results in a variable investment option will depend on the investment performance of the related portfolio.

TYPES OF CONTRACTS. We offer the contracts for use as:

o  A nonqualified annuity ("NQ") for after-tax contributions only.

o An individual retirement annuity ("IRA"), either traditional IRA (Rollover and direct transfer only) or Roth IRA (Rollover and direct transfer only).

o An annuity that is an investment vehicle for a qualified defined contribution plan ("QP") (Rollover and direct transfer contributions only).

o An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity ("TSA") -- ("Rollover TSA") (Rollover and direct transfer contributions only).

A contribution of at least $25,000 is required to purchase an AXA Equitable Retirement Income for Life(SM) contract.

A registration statement relating to this offering has been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2006, is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ, 07096-1547 or calling 1-800-789-7771. The SAI has been incorporated by reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.



The SEC has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The contracts are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.

RIL05-01A (5/06)                                                   136915 (9/06)
RIL05-01B (5/06)                                                   136956 (9/06)

                                                                  X01357/NY only

Contents of this Prospectus

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AXA EQUITABLE RETIREMENT INCOME FOR LIFE(SM)
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Index of key words and phrases                                               4
Who is AXA Equitable?                                                        5
How to reach us                                                              6
AXA Equitable Retirement Income for Life(SM) at a glance -- key features     8

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FEE TABLE                                                                   11
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Example                                                                     13
Condensed financial information                                             13

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1. CONTRACT FEATURES AND BENEFITS                                           14
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How you can purchase and contribute to your contract                        14
Owner and annuitant requirements                                            17
How you can make your contributions                                         17
What are your investment options under the contract?                        17
Portfolios of the Trust                                                     18
Allocating your contributions                                               19
AXA Equitable Retirement Income for Life(SM) benefit                        19
Guaranteed minimum death benefit                                            21
Your right to cancel within a certain number of days                        22

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2. DETERMINING YOUR CONTRACT'S VALUE                                        23
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Your account value and cash value                                           23
Your contract's value in the variable investment options                    23
Insufficient account value                                                  23

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3. TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS                         24
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Transferring your account value                                             24
Disruptive transfer activity                                                24
Rebalancing your account value                                              25


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"We," "our," and "us" refer to AXA Equitable.

When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.


2  Contents of this Prospectus

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4. ACCESSING YOUR MONEY                                                     26
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Withdrawing your account value                                              26
How withdrawals are taken from your account value                           27
How withdrawals affect your Guaranteed minimum death benefit                27
How withdrawals affect the AXA Equitable Retirement
     Income for Life(SM) benefit                                            27
Surrendering your contract to receive its cash value                        27
When to expect payments                                                     27
Your annuitization options                                                  28

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5. CHARGES AND EXPENSES                                                     30
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Charges that AXA Equitable deducts                                          30
Charges that the Trust deducts                                              32
Group or sponsored arrangements                                             32
Other distribution arrangements                                             32

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6. EFFECT OF DEATH                                                          33
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Your beneficiary and payment of death benefit                               37
Spousal continuation                                                        37
Beneficiary continuation option                                             38

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7. TAX INFORMATION                                                          40
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Overview                                                                    40
Buying a contract to fund a retirement arrangement                          40
Transfers among investment options                                          40
Taxation of payments from NQ contracts                                      40
Individual retirement arrangements (IRAs)                                   42
Tax-sheltered annuity contracts (TSAs)                                      49
Federal and state income tax withholding and
     information reporting                                                  52
Special rules for contracts funding qualified plans                         53
Impact of taxes to AXA Equitable                                            53

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8. MORE INFORMATION                                                         54
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About Separate Account No. 49                                               54
About the Trust                                                             54
About the general account                                                   54
About other methods of payment                                              54
Dates and prices at which contract events occur                             55
About your voting rights                                                    55
About legal proceedings                                                     56
Financial statements                                                        56
Transfers of ownership, collateral assignments, loans and borrowing         56
Distribution of the contracts                                               56

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APPENDICES
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 I -- Purchase considerations for QP contracts                             A-1

II -- Hypothetical illustrations                                           B-1

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STATEMENT OF ADDITIONAL INFORMATION
     TABLE OF CONTENTS
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                                                  Contents of this Prospectus  3

Index of key words and phrases

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This index should help you locate more information on the terms used in this Prospectus.

                                                                 Page

   account value                                                  23
   administrative charge                                          30
   Annual Ratchet to age 85 death benefit                         21
   annuitant                                                      14
   annuitization options                                          28
   annuity purchase factors                                       28
   Applicable percentage                                          19
   AXA Equitable Retirement Income for Life(SM) benefit            8
   AXA Equitable Retirement Income for Life(SM)
     benefit charge                                               31
   Automatic RMD service                                          26
   beneficiary                                                    37
   Beneficiary continuation option ("BCO")                        38
   business day                                                   55
   cash value                                                     23
   charges for state premium and other applicable taxes           32
   contract date                                                   9
   contract date anniversary                                       9
   contract maturity date                                         29
   contract year                                                   9
   contributions to Roth IRAs                                     46
      rollovers and transfers                                     47
      conversion contributions                                    47
   contributions to traditional IRAs                              43
      rollovers and transfers                                     43
   disability, terminal illness or confinement to nursing home    31
   disruptive transfer activity                                   24
   distribution charge                                            30
   EQAccess                                                        6
   ERISA                                                          32
   Excess withdrawal                                              19
   free look                                                      22
   free withdrawal amount                                         31
   general account                                                54
   Guaranteed annual payment                                       8
   Guaranteed minimum death benefit                               21
   IRA                                                         cover
   IRS                                                            40
   Income base                                                    19
   investment options                                          cover
   Joint life                                                      8
   lifetime required minimum distribution withdrawals             26
   lump sum withdrawals                                           26
   market timing                                                  24
   Mortality and expense risks charge                             30
   NQ                                                          cover
   participant                                                    17
   portfolio                                                   cover
   processing office                                               6
   QP                                                          cover
   Rebalancing                                                    25
   Rollover IRA                                                cover
   Rollover TSA                                                cover
   Roth IRA                                                    cover
   SAI                                                         cover
   SEC                                                         cover
   Separate Account No. 49                                        54
   Single life                                                     8
   Successor owner and annuitant                                  37
   TOPS                                                            6
   TSA                                                         cover
   traditional IRA                                             cover
   Trust                                                          24
   unit                                                           23
   variable investment options                                 cover
   wire transmittals and electronic applications                  54
   withdrawal charge                                              30


To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract.

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Prospectus                              Contract or Supplemental Materials
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variable investment options             Investment Funds
account value                           Annuity Account Value
unit                                    Accumulation Unit
Guaranteed minimum death benefit        Guaranteed death benefit
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4 Index of key words and phrases

Who is AXA Equitable?
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We are AXA Equitable Life Insurance Company ("AXA Equitable") (until 2004, The Equitable Life Assurance Society of the United States), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA. AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings Inc. and AXA Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $643.4 billion in assets as of December 31, 2005. For more than 100 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                                                        Who is AXA Equitable?  5

HOW TO REACH US

You may communicate with our processing office as listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

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FOR APPLICATIONS WITH CHECKS AND ADDITIONAL CONTRIBUTIONS SENT BY REGULAR MAIL:
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AXA Equitable Retirement Income for Life(SM)
P.O. Box 13014
Newark, NJ 07188-0014


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FOR APPLICATIONS WITH CHECKS AND ADDITIONAL CONTRIBUTIONS SENT BY EXPRESS
DELIVERY:
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AXA Equitable Retirement Income for Life(SM)
c/o JPMorgan Chase -- Remit One Lockbox Processing
Lockbox No. 13014
4 Chase Metrotech Center, 7th Floor West
Brooklyn, NY 11245-0001
Attn: Remit One Lockbox


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FOR NEW BUSINESS APPLICATIONS WITHOUT CHECKS AND ALL OTHER COMMUNICATIONS
(E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY
REGULAR MAIL:
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AXA Equitable Retirement Income for Life(SM)
P.O. Box 1547
Secaucus, NJ 07096-1547


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FOR NEW BUSINESS APPLICATIONS WITHOUT CHECKS AND ALL OTHER COMMUNICATIONS
(E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS
DELIVERY:
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AXA Equitable Retirement Income for Life(SM)
200 Plaza Drive, 4th Floor
Secaucus, NJ 07094


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REPORTS WE PROVIDE:
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o   written confirmation of financial transactions;

o statement of your contract values at the close of each calendar year, and any calendar quarter in which there was a financial transaction; and

o annual statement of your contract values as of the close of the contract year.

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TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND EQACCESS SYSTEMS:
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TOPS is designed to provide you with up-to-date information via touch-tone telephone. EQAccess is designed to provide this information through the Internet. You can obtain information on:

o  your current account value;

o  your current allocation percentages;

o  the number of units you have in the variable investment options;

o  the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).

You can also:

o change your allocation percentages and/or transfer among the investment options;

o elect to receive certain contract statements electronically (not available through TOPS);

o  change your address (not available through TOPS);

o change your TOPS personal identification number ("PIN") (through TOPS only) and your EQAccess password (through EQAccess only); and

o  access Frequently Asked Questions and Service Forms (not available through
   TOPS).

TOPS and EQAccess are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. If you are a client with AXA Advisors you may use EQAccess by visiting our website at www.axaonline.com and logging in to access your account. All other clients may access EQAccess by visiting our website at www.axa-equitable.com. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).

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CUSTOMER SERVICE REPRESENTATIVE:
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You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on any business day from 8:30 a.m. until 5:30 p.m., Eastern Time.


6  Who is AXA Equitable?

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1) authorization for telephone transfers by your financial professional (available only for contracts distributed through AXA Distributors);

(2)  conversion of a traditional IRA to a Roth IRA contract;

(3)  election of the rebalancing program;

(4)  requests for withdrawals or surrenders from Rollover TSA contracts;

(5)  tax withholding elections;

(6)  election of the beneficiary continuation option;

(7)  IRA contribution recharacterizations;

(8)  certain Section 1035 exchanges;

(9)  direct transfers;

(10) death claims;

(11) change in ownership (NQ only);

(12) enrollment in either our Maximum payment plan or Customized payment plan withdrawal options;

(13) lump sum withdrawal requests;

(14) removing or changing successor owner; and

(15) requests to opt out of or back into the Annual step-up of the AXA Equitable Retirement Income for Life(SM) benefit.


WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF
REQUESTS:

(1)  address changes;

(2)  beneficiary changes;

(3)  transfers between investment options; and

(4)  contract surrender.


TO CANCEL OR CHANGE ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)  rebalancing;

(2)  the date annuity payments are to begin.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner.

                                                        Who is AXA Equitable?  7

AXA Equitable Retirement Income for Life(SM) at a glance -- key features
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AXA Equitable Retirement    The AXA Equitable Retirement Income for Life(SM)
Income for Life(SM)         benefit guarantees that you can take lifetime
benefit                     payments of up to a maximum amount each contract
                            year (your "Guaranteed annual payment"). Your
                            Guaranteed annual payment amount is equal to a percentage of your "Income base." See "Your Income base" in "Contract features and benefits" later in this Prospectus. As shown in the chart immediately below, the applicable percentage is determined based on your age at the time of the first withdrawal.

                            Your initial Guaranteed annual payment amount is equal to a percentage of the Income base. The initial applicable percentage ("Applicable percentage") is based on the owner's age at the time of the first withdrawal. If your contract is based on joint lives (you named your spouse as successor owner at contract issue) ("Joint life"), the initial Applicable percentage is based on the age of the owner or successor owner, whoever is younger at the time of the first withdrawal. For contracts held by non-natural owners, the initial Applicable percentage is based on the annuitant's age or on the younger annuitant's age, if applicable, at the time of the first withdrawal. If your Income base ratchets, as described later in this Prospectus, on any contract anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your attained age at the time of the ratchet. The Applicable percentages are as follows:

                            Age                 Applicable percentage
                            ----------------------------------------------------
                            45-64               4.0%
                            65-74               5.0%
                            75-84               6.0%
                            85 and older        7.0%
                            ----------------------------------------------------
                            Payments are taken from your account value and
                            continue during your lifetime even if your account
                            value falls to zero (unless it is caused by a
                            withdrawal that exceeds your Guaranteed annual
                            payment amount). If your contract is based on your
                            life only (you did not name a successor owner)
                            ("Single life"), payments will continue for your
                            life. For Joint life contracts, payments will
                            continue for the lives of both you and your spouse.
                            QP and TSA Joint life contracts are not permitted.
                            Please see "AXA Equitable Retirement Income for
                            Life(SM) benefit" in "Contract features and
                            benefits" later in this Prospectus.
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Contribution amounts        o NQ, Rollover IRA, Roth IRA, QP and Rollover TSA
                              contracts

                              o Initial minimum:      $25,000
                              o Additional minimum:   $1,000*
                            ----------------------------------------------------
                            Maximum contribution limitations may apply. In general, contributions are limited to $1.5 million.

                            * For both types of IRA, TSA, and QP, ongoing or
                              regular contributions are not permitted; only rollovers or direct transfers are permitted.
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Professional investment     AXA Equitable Retirement Income for Life(SM)'s
management                  variable investment options invest in different
                            portfolios managed by professional investment
                            advisers.
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Tax considerations          o No tax on earnings inside the contract until you
                              make withdrawals from your contract or receive annuity payments.
                            ----------------------------------------------------
                            o No tax on transfers among investment options
                              inside the contract.
                            ----------------------------------------------------
                            If you are purchasing an annuity contract as an
                            Individual Retirement Annuity (IRA) or Tax Sheltered
                            Annuity (TSA), or to fund an employer retirement
                            plan (QP or Qualified Plan), you should be aware
                            that such annuities do not provide tax deferral
                            benefits beyond those already provided by the
                            Internal Revenue Code. Before purchasing one of
                            these annuities, you should consider whether its
                            features and benefits beyond tax deferral meet your
                            needs and goals. Because of its income focus, this
                            contract may not be appropriate for Rollover TSA and
                            QP if the funds are subject to withdrawal
                            restrictions. You may also want to consider the
                            relative features, benefits and costs of these
                            annuities compared with any other investment that
                            you may use in connection with your retirement plan
                            or arrangement.
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8 AXA Equitable Retirement Income for Life(SM) at a glance -- key features

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Access to your money        o  Lump sum withdrawals

                            o  Maximum payment plan

                            o  Customized payment plan

                            o  Contract surrender

                            You may incur a withdrawal charge for certain
                            withdrawals or if you surrender your contract. You
                            may also incur income tax and a tax penalty.
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Additional features         o  Guaranteed minimum death benefit options

                            o  Account value rebalancing (quarterly,
                               semiannually, and annually)

                            o  Free transfers

                            o  Waiver of withdrawal charge for certain
                               withdrawals, disability, terminal illness, or confinement to a nursing home

                            o  Spousal continuation

                            o  Beneficiary continuation option

                            o  Annuitization options
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Fees and charges            o  Daily charges on amounts invested in variable
                               investment options for mortality and expense risks, administrative charges and distribution charges at an annual rate of 1.30%.

                            o  No charge for the standard death benefit.

                            o An annual charge of 0.30% of the Annual Ratchet to age 85 death benefit base, if elected. The benefit base is described under "Guaranteed minimum death benefit" under "Annual Ratchet to age 85 death benefit" in "Contract features and benefits."

                            o An annual charge of 0.60% of the Income base for the AXA Equitable Retirement Income for Life(SM) benefit based on a Single life or 0.75% of the Income base for a Joint life (not available as a QP or TSA contract). This charge will be deducted on each contract date anniversary from your account value. See "AXA Equitable Retirement Income for Life(SM) benefit charge" in "Charges and expenses" later in this Prospectus.

                            o No sales charge deducted at the time you make contributions. During the first seven contract years following a contribution, a charge of up to 7% will be deducted from amounts that you withdraw that exceed your Guaranteed annual payment amount. There is no withdrawal charge in the eighth and later contract years following a contribution. Certain other exemptions may apply. See "Your Guaranteed annual payment" under "AXA Equitable Retirement Income for Life(SM) benefit" in "Contract features and benefits" later in this Prospectus for information about how your Guaranteed annual payment amount is calculated.

                            ----------------------------------------------------
                            The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12-month period beginning on your contract date and each 12-month period after that date is a "contract year." The end of each 12-month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is April 30.
                            ----------------------------------------------------
                            o We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. This charge is generally deducted from the amount applied to an annuitization option.

                            o  Annual expenses of the Trust portfolios are
                               calculated as a percentage of the average daily net assets invested in each portfolio. Please see "Fee table" later in this Prospectus for details.
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Owner and Annuitant issue   NQ, Rollover IRA, Roth IRA and Rollover TSA: 45-85
ages                        QP: 45-75
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The above is not a complete description of all material provisions of the contract. In some cases, restrictions or exceptions apply.

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. Please feel free to speak with your financial professional, or call us, if you have any questions. If for any reason you are not satisfied with your contract, you may return it to us for a refund within a certain number of days. Please see "Your right to cancel within a certain number of days" later in this Prospectus for additional information.

      AXA Equitable Retirement Income for Life(SM) at a glance -- key features 9

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through the same selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance. Some selling broker-dealers may limit their clients from purchasing optional benefits based upon the client's age.

10 AXA Equitable Retirement Income for Life(SM) at a glance -- key features

Fee table

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The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.

The first table describes fees and expenses that you will pay at the time that you surrender the contract or if you make certain withdrawals or apply your cash to certain payout options. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. Charges for certain features shown in the fee table are mutually exclusive.

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Charges we deduct from your account value at the time you request certain transactions
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Maximum withdrawal charge as a percentage of contributions withdrawn (deducted if
you surrender your contract or make certain withdrawals or apply your cash value           7.00%
to certain payout options).(1)
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The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the portfolio fees and expenses.

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Charges we deduct from your variable investment options expressed as an annual percentage of daily net assets
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VARIABLE INVESTMENT OPTION ANNUAL EXPENSES:
Mortality and expense risks                                                                0.80%
Administrative                                                                             0.30%
Distribution                                                                               0.20%
                                                                                           ----
Total annual variable investment option expenses                                           1.30%

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Charges we deduct from your account value on each contract date anniversary(2)
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AXA Equitable Retirement Income for Life(SM) benefit charge                                0.60% for Single life contracts
(calculated as a percentage of the Income base):                                           0.75% for Joint life contracts (Not
                                                                                                 available as QP or TSA contracts.)

If your Income Base ratchets, we reserve the right to increase your charge up to:          0.75% for Single life contracts
                                                                                           0.90% for Joint life contracts

Please see "AXA Equitable Retirement Income for Life(SM) benefit" in "Contract features and benefits" for more information about this feature, including its Income base and the Annual step-up provision and "AXA Equitable Retirement Income for Life(SM) benefit charge" in "Charges and expenses," both later in this Prospectus.

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Charges we deduct from your account value on each contract date anniversary(2) if you elect the optional benefit
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Guaranteed minimum death benefit charge (calculated as a percentage of the applicable benefit base):

Annual Ratchet to age 85                                                                   0.30%
Standard death benefit                                                                     0.00%
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You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the invest- ment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for the Portfolio.

                                                                    Fee table 11

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Portfolio operating expenses expressed as an annual percentage of daily net assets
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Total Annual Portfolio Operating Expenses for 2005 (expenses that are deducted     Lowest     Highest
from Portfolio assets including management fees, 12b-1 fees, service fees,         ------     -------
and/or other expenses)(3)                                                           1.15%      1.45%


This table shows the fees and expenses for 2005 as an annual percentage of each Portfolio's daily average net assets.

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                                                                                             Total                     Net Total
                                                                                             Annual     Fee Waivers      Annual
                                                                             Underlying     Expenses       and/or       Expenses
                                        Manage-                              Portfolio       (Before      Expense        After
                                         ment       12b-1       Other        Fees and        Expense     Reimburse-     Expense
Portfolio Name                          Fees(4)    Fees(5)    Expenses(6)   Expenses(7)    Limitation)    ments(8)    Limitations
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AXA PREMIER VIP TRUST:
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AXA Conservative Allocation             0.10%       0.25%       0.22%          0.58%         1.15%         (0.22)%       0.93%
AXA Conservative-Plus Allocation        0.10%       0.25%       0.19%          0.64%         1.18%         (0.19)%       0.99%
AXA Moderate Allocation                 0.10%       0.25%       0.17%          0.71%         1.23%         (0.17)%       1.06%
AXA Moderate-Plus Allocation            0.10%       0.25%       0.17%          0.84%         1.36%         (0.17)%       1.19%
AXA Aggressive Allocation               0.10%       0.25%       0.19%          0.91%         1.45%         (0.19)%       1.26%
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Notes:

(1) Deducted upon a withdrawal of amounts in excess of your Guaranteed annual payment amount, if applicable:

    The withdrawal charge percentage we use is determined by    Contract
    the contract year in which you make the withdrawal or       Year
    surrender your contract. For each contribution, we          1..........7.00%
    consider the contract year in which we receive that         2..........7.00%
    contribution to be "contract year 1")                       3..........6.00%
                                                                4..........6.00%
                                                                5..........5.00%
                                                                6..........3.00%
                                                                7..........1.00%
                                                                8+.........0.00%

(2) If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(3) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts. See footnote (7) for details.

(4) The management fees for each Portfolio cannot be increased without a vote of that Portfolio's shareholders. See footnote (8) for any expense limitation agreement information.

(5) Portfolio shares are all subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 fees will not be increased for the life of the contract.

(6) Other expenses shown are those incurred in 2005. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (8) for any expense limitation agreement.

(7) The AXA Allocation variable investment options invest in corresponding portfolios of AXA Premier VIP Trust. Each AXA Allocation portfolio in turn invests in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust (the "underlying portfolios"). Amounts shown reflect each AXA Allocation portfolio's pro rata share of the fees and expenses of the various underlying portfolios in which it invests. The fees and expenses have been estimated based on the respective weighted investment allocations as of 12/31/05.

(8) The amounts shown reflect any fee waivers and/or expense reimbursements that applied to each Portfolio. AXA Equitable, the investment manager of AXA Premier VIP Trust, has entered into Expense Limitation Agreements with respect to each Portfolio, which are effective through April 30, 2007. Under these agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses, if necessary, in an amount that limits each affected Portfolio's total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures and extraordinary expenses) to not more than specified amounts. Therefore, each Portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreement provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio.

12 Fee table

EXAMPLE

This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).

The example below shows the expenses that a hypothetical contract owner (whose Income base has been stepped-up and who has elected the Annual Ratchet to age 85 death benefit) would pay in the situations illustrated. See contract features and benefits later in this Prospectus for information about these features.

The example assumes that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% return each year. The example also assumes maximum contract charges and total annual expenses of the portfolios (before expense limitations) set forth in the previous charts. This example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------
                                    If you surrender your contract at the end of the
                                                 applicable time period
--------------------------------------------------------------------------------------
                                       1 year      3 years      5 years      10 years
--------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
--------------------------------------------------------------------------------------
AXA Conservative Allocation           $1,080      $1,754       $2,447       $4,013
AXA Conservative-Plus Allocation      $1,083      $1,763       $2,462       $4,040
AXA Moderate Allocation               $1,088      $1,778       $2,486       $4,086
AXA Moderate-Plus Allocation          $1,102      $1,818       $2,550       $4,202
AXA Aggressive Allocation             $1,111      $1,845       $2,593       $4,281
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                 If you annuitize at the end of the applicable time
                               period and select a non-life contingent period certain
                                     annuity option with less than five years
--------------------------------------------------------------------------------------
                                       1 year      3 years      5 years      10 years
--------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
--------------------------------------------------------------------------------------
AXA Conservative Allocation           N/A         $1,754       $2,447       $4,013
AXA Conservative-Plus Allocation      N/A         $1,763       $2,462       $4,040
AXA Moderate Allocation               N/A         $1,778       $2,486       $4,086
AXA Moderate-Plus Allocation          N/A         $1,818       $2,550       $4,202
AXA Aggressive Allocation             N/A         $1,845       $2,593       $4,281
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                  If you do not surrender your contract at the end
                                of the applicable time period and take no withdrawals
--------------------------------------------------------------------------------------
                                       1 year      3 years      5 years      10 years
--------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
--------------------------------------------------------------------------------------

AXA Conservative Allocation            $380       $1,154       $1,947       $4,013
AXA Conservative-Plus Allocation       $383       $1,163       $1,962       $4,040
AXA Moderate Allocation                $388       $1,178       $1,986       $4,086
AXA Moderate-Plus Allocation           $402       $1,218       $2,050       $4,202
AXA Aggressive Allocation              $411       $1,245       $2,093       $4,281
--------------------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION

Since this contract will be offered for the first time as of the date of this prospectus, and we do not currently offer any contracts with daily asset charges of 1.30% out of Separate Account No. 49, there is no applicable condensed financial information as of December 31, 2005.

                                                                    Fee table 13

1. Contract features and benefits

--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call
"contributions." We require a minimum contribution amount of $25,000. The following table summarizes our rules regarding contributions to your contract. The owner, annuitant and successor owner or joint annuitant, if any, must all meet the same issue age requirements.

We may refuse to accept any contribution if the sum of all contributions under all AXA Equitable Retirement Income for Life(SM) contracts with the same owner or annuitant would then total more than $1,500,000. We reserve the right to limit aggregate contributions made after the first contract year to 150% of first-year contributions. We may also refuse to accept any contribution if the sum of all contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may accept less than the minimum initial contribution under a contract if an aggregate amount of contracts purchased at the same time by an individual (including spouse) meets the minimum.

Additional contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date you make your first withdrawal. Additional contribution rules are set forth in the chart below.

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                   Available           Minimum
 Contract type     for issue ages      contributions              Source of contributions          Limitations on contributions
------------------------------------------------------------------------------------------------------------------------------------
NQ                 45 through 85       o $25,000 (initial)        o After-tax money.               o  No additional contributions
                                                                                                      may be made after attain-
                                       o $1,000 (additional)      o Paid to us by check or            ment of annuitant's age 86,
                                                                    transfer of contract value in     or, if later, the first
                                                                    a tax-deferred exchange           anniversary.
                                                                    under Section 1035 of the
                                                                    Internal Revenue Code.
------------------------------------------------------------------------------------------------------------------------------------
Rollover IRA       45 through 85       o $25,000 (initial)        o Rollover or direct transfers     o  No additional contributions
                                                                    only; regular IRA contribu-         may be made after attain-
                                                                    tions are not permitted.            ment of annuitant's age 86,
                                                                                                        or, if later, the first
                                       o $1,000 (additional)      o Eligible rollover distribu-         contract anniversary.
                                                                    tions from TSA contracts or
                                                                    other 403(b) arrangements,       o  Contributions after age
                                                                    qualified plans, and govern-        70-1/2 must be net of
                                                                    mental employer 457(b) plans.       required minimum
                                                                                                        distributions.
                                                                  o Rollovers from another
                                                                    traditional individual retire-
                                                                    ment arrangement.

                                                                  o Direct custodian-to-custodian
                                                                    transfers from another
                                                                    traditional individual
                                                                    retirement arrangement.
------------------------------------------------------------------------------------------------------------------------------------

14 Contract features and benefits

--------------------------------------------------------------------------------
                 Available         Minimum
Contract type    for issue ages    contributions
--------------------------------------------------------------------------------
Roth IRA         45 through 85     o $25,000 (initial)
                                   o $1,000 (additional)
--------------------------------------------------------------------------------
Rollover TSA     45 through 85     o $25,000 (initial)
                                   o $1,000 (additional)
--------------------------------------------------------------------------------
QP               45 through 75     o $25,000 (initial)
                                   o $1,000 (additional)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contract type    Source of contributions          Limitations on contributions
--------------------------------------------------------------------------------
Roth IRA         o Rollover or direct transfers   o No additional contributions
                   only; regular Roth IRA con-      may be made after attain-
                   tributions are not               ment of annuitant's age 86,
                   permitted.                       or, if later, the first
                                                    contract anniversary.
                 o Rollover from another Roth
                   IRA.                           o Conversion rollovers after
                                                    age 70-1/2 must be net of
                 o Rollovers from a "desig-         required minimum distribu-
                   nated Roth contribution          tions for the traditional
                   account" under a 401(k)          IRA you are rolling over.
                   plan or 403(b) arrangement.
                                                  o You cannot roll over funds
                 o Conversion rollovers from a      from a traditional IRA if
                   traditional IRA.                 your adjusted gross income
                                                    is $100,000 or more.
                 o Direct transfers from another
                   Roth IRA.
--------------------------------------------------------------------------------
Rollover TSA     o Direct transfers of pre-tax    o No additional contributions
                   funds from another contract      may be made after attain-
                   or arrangement under Section     ment of annuitant's age 86,
                   403(b) of the Internal           or, if later, the first
                   Revenue Code, complying with     contract anniversary.
                   IRS Revenue Ruling 90-24.
                                                  o Rollover or direct transfer
                 o Eligible rollover distribu-      contributions after age
                   tions of pre-tax funds from      70-1/2 must be net of any
                   other 403(b) plans. Subse-       required minimum
                   quent contributions may          distributions.
                   also be rollovers from quali-
                   fied plans, governmental       o We do not accept employer-
                   employer 457(b) plans and        remitted contributions.
                   traditional IRAs.

--------------------------------------------------------------------------------
QP               o Only transfer contributions    o We do not accept regular
                   from other investments           ongoing payroll
                   within an existing defined       contributions.
                   contribution qualified plan
                   trust.                         o Only one additional transfer
                                                    contribution may be made
                 o The plan must be qualified       during a contract year.
                   under Section 401(a) of the
                   Internal Revenue Code.         o No additional transfer con-
                                                    tributions after the
                 o For 401(k) plans, trans-         attainment of age 76 or, if
                   ferred contributions may         later, the first contract
                   not include any after-tax        anniversary.
                   contributions.
                                                  o Contributions after age
                                                    70-1/2 must be net of any
                                                    required minimum
                                                    distributions.

                                                  o A separate QP contract must
                                                    be established for each plan
                                                    participant.

                                                  o We do not accept contribu-
                                                    tions from defined benefit
                                                    plans.


--------------------------------------------------------------------------------

See Appendix I at the end of this Prospectus for a discussion of purchase considerations of QP contracts.


                                               Contract features and benefits 15

See "Tax information" later in this Prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" in "More information" later in this Prospectus.

16 Contract features and benefits

OWNER AND ANNUITANT REQUIREMENTS

The owner, annuitant and successor owner or joint annuitant, if any, must all meet the same issue age requirements. Under NQ contracts only, the annuitant can be different from the owner. For all contracts other than QP, the owner, successor owner and annuitant, if different, must be age 45-85 at issue. For QP contracts, the annuitant must be age 45-75 at issue.

Joint owners are not permitted except under NQ contracts.

A successor owner may be named at contract issue only. The successor owner must be the owner's spouse. If you and the successor owner are no longer married, you may either: (i) drop the original successor owner or (ii) replace the original successor owner with your new spouse. This can only be done before the first withdrawal is made from the contract. After the first withdrawal, the successor owner can be dropped but cannot be replaced.

A joint annuitant may be named at contract issue only if the contract is owned by a non-natural owner. The annuitant and joint annuitant must be spouses. If the annuitant and joint annuitant are no longer married, you may either: (i) drop the joint annuitant or (ii) replace the original joint annuitant with the annuitant's new spouse. This can only be done before the first withdrawal. After the first withdrawal, the joint annuitant may be dropped but cannot be replaced. Joint annuitants are not permitted under any other contracts.

Under both types of IRA and Rollover TSA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. This option may not be available under your contract.

Under QP contracts, the owner must be the trustee of the qualified plan and the annuitant must be the plan participant/employee and all benefits are based on the age of the annuitant. See Appendix I at the end of this Prospectus for more information on QP contracts.

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to a Section 1035 tax-free exchange or a direct transfer. We do not accept third-party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

For your convenience, we will accept initial and any permitted additional contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose, including circumstances under which such contributions are considered received by us when your order is taken by such broker-dealers. See "More information" later in this Prospectus.

Your initial contribution must generally be accompanied by an application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain that information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information.

--------------------------------------------------------------------------------
Our "business day" is generally any day the New York Stock Exchange is open for trading and generally ends at 4:00 p.m. Eastern Time. A business day does not include a day we choose not to open due to emergency conditions. We may also close early due to emergency conditions.
--------------------------------------------------------------------------------

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options are the variable investment options. Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields. Listed below are the currently available portfolios and their investment objectives.

                                              Contract features and benefits  17

PORTFOLIOS OF THE TRUST

AXA Equitable serves as the investment manager of the portfolios of AXA Premier VIP Trust and makes the investment decisions for each portfolio listed below. Each portfolio invests in other portfolios of both AXA Premier VIP Trust and EQ Advisors Trust (the "underlying portfolios").

------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust
Portfolio Name                  Objective
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION     Seeks a high level of current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS           Seeks current income and growth of capital, with a greater emphasis on current income.
 ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION         Seeks long-term capital appreciation and current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS               Seeks long-term capital appreciation and current income, with a greater emphasis on capital
 ALLOCATION                     appreciation.
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION       Seeks long-term capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------

You should consider the investment objective, risks, and charges and expenses of the portfolios carefully before investing. The prospectuses for the portfolios contain this and other important information about the portfolios. The prospectuses, which are attached to this Prospectus, should be read carefully before investing.

18 Contract features and benefits

ALLOCATING YOUR CONTRIBUTIONS

You may allocate your contributions to one or more, or all, of the variable investment options. Allocations must be in whole percentages and you may change your allocations at any time. The total of your allocations into all available investment options must equal 100%. Subsequent contributions are allocated according to instructions on file unless you provide new instructions.

AXA EQUITABLE RETIREMENT INCOME FOR LIFE(SM) BENEFIT

The AXA Equitable Retirement Income for Life(SM) benefit guarantees that you can take lifetime withdrawals up to a maximum amount per year (your "Guaranteed annual payment"). You may elect one of our automated payment plans or you may take lump sum withdrawals. All withdrawals reduce your account value and Guaranteed minimum death benefit. See "Accessing your money" later in this Prospectus.

You may buy this contract on a single life ("Single life") or a joint life ("Joint life") basis. There is no designated successor owner (or joint annuitant under a contract with a non-natural owner) in a Single life contract and none may be added subsequent to contract issue. For Joint life contracts, you must designate your spouse as the successor owner (or joint annuitant, as applicable) at the time of contract issue. Under a Joint life contract, lifetime withdrawals are guaranteed for the life of both the owner and successor owner (or annuitant and joint annuitant, as applicable). Joint life QP and TSA contracts are not permitted.

The cost of the AXA Equitable Retirement Income for Life(SM) benefit will be deducted from your account value on each contract date anniversary. Please see "AXA Equitable Retirement Income for Life(SM) benefit charge" in "Charges and expenses" later in this Prospectus for a description of the charge.

You should not purchase this contract if:

o You plan to take withdrawals in excess of your Guaranteed annual payment amount because those withdrawals may significantly reduce or eliminate the value of the benefit (see "Effect of Excess withdrawals" below in this section);

o  You are interested in long term accumulation rather than taking withdrawals;

o You are using the contract to fund a Rollover TSA or QP contract where withdrawal restrictions will apply; or

o You plan to use it for withdrawals prior to age 59-1/2, as the taxable amount of the withdrawal will be subject to an additional 10% federal income tax penalty, as discussed later in this Prospectus.

For traditional IRAs, TSA and QP contracts, the AXA Equitable Retirement Income for Life(SM) contract makes provisions for you to take lifetime required minimum distributions ("RMDs") without losing the value of the AXA Equitable Retirement Income for Life(SM) benefit, provided you comply with the conditions described under "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus, including utilizing our Automatic RMD service. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.

YOUR INCOME BASE

At issue, your Income base is equal to your initial contribution and will increase or decrease, as follows:

o Your Income base increases by the dollar amount of any subsequent contributions.

o Your Income base may be increased on each contract date anniversary, as described below under "Annual step-up" and "5% deferral bonus."

o Your Income base is not reduced by withdrawals except those withdrawals that exceed your Guaranteed annual payment amount ("Excess withdrawal"). See "Effect of Excess withdrawals" below in this section.

YOUR GUARANTEED ANNUAL PAYMENT AMOUNT

Your initial Guaranteed annual payment amount is equal to a percentage of the Income base. The applicable percentage ("Applicable percentage") is based on the owner's age at the time of the first withdrawal. For Joint life contracts, the Applicable percentage is based on the age of the owner or successor owner, whoever is younger at the time of the first withdrawal. For Single life contracts held by non-natural owners, the Applicable percentage is based on the annuitant's age. For Joint life contracts held by non-natural owners, the Applicable percentage is based on the younger annuitant's age at the time of the first withdrawal. If your Income base ratchets, as described below in this section under "Annual step-up," on any contract anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your attained age at the time of the ratchet. The Applicable percentages are as follows:

--------------------------------------------------
Age              Applicable percentage
--------------------------------------------------
45-64            4.0%
65-74            5.0%
75-84            6.0%
85 and older     7.0%
--------------------------------------------------

We will recalculate the Guaranteed annual payment amount on each contract date anniversary and as of the date of any subsequent contribution or Excess withdrawal, as described below under "Effect of Excess withdrawals" and "Subsequent contributions." The payment amount is guaranteed never to decrease as long as there are no Excess withdrawals.

Your Guaranteed annual payments are not cumulative. If you withdraw less than the Guaranteed annual payment amount in any contract year, you may not add the remainder to your Guaranteed annual payment amount in any subsequent year.

The withdrawal charge, if applicable, is waived for withdrawals up to the Guaranteed annual payment amount, but all withdrawals are counted toward your free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

                                              Contract features and benefits  19

EFFECT OF EXCESS WITHDRAWALS

An Excess withdrawal is caused when you withdraw more than your Guaranteed annual payment amount in any contract year. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual payment amount, the entire amount of that withdrawal and each subsequent withdrawal in that contract year are considered Excess withdrawals.

An Excess withdrawal can cause a significant reduction in both your Income base and your Guaranteed annual payment amount. If you make an Excess withdrawal, we will recalculate your Income base and the Guaranteed annual payment amount, as follows:

      o The Income base is reset as of the date of the Excess with drawal to equal the lesser of: (i) the Income base immediately prior to the Excess withdrawal and (ii) the account value immediately following the Excess withdrawal.

      o The Guaranteed annual payment amount is recalculated to equal the Applicable percentage multiplied by the reset Income base.

You should not purchase this contract if you plan to take withdrawals in excess of your Guaranteed annual payment amount as such withdrawals significantly reduce or eliminate the value of the AXA Equitable Retirement Income for Life(SM) benefit. If your account value is less than your Income base (due, for example, to negative market performance), an Excess withdrawal, even one that is only slightly more than your Guaranteed annual payment amount, can significantly reduce your Income base and the Guaranteed annual payment amount.

For example, assume your Income base is $100,000 and your account value is $80,000 when you decide to begin taking withdrawals at age 65. Your Guaranteed annual payment amount is equal to $5,000 (5.0% of $100,000). You take an initial withdrawal of $8,000. Since your Income base is immediately reset to equal the lesser of your Income base prior to the Excess withdrawal ($100,000) and your account value immediately following the Excess withdrawal ($80,000 minus $8,000), your Income base is now $72,000. In addition, your Guaranteed annual payment amount is reduced to $3,600 (5.0% of $72,000), instead of the original $5,000.

Withdrawal charges, if applicable, are applied to the amount of the withdrawal exceeding the Guaranteed annual payment amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus. You should further note that an Excess withdrawal that reduces your account value to zero terminates the contract, including all benefits, without value. See "Insufficient account value" in "Determining your contract value" later in this Prospectus.

In general, if you purchase this contract as a traditional IRA, QP or TSA and participate in our Automatic RMD service, an automatic withdrawal under that program will not cause an Excess withdrawal, even if it exceeds your Guaranteed annual payment amount. For more information, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus.

ANNUAL STEP-UP

Your Income base is recalculated on each contract date anniversary to equal the greater of: (i) the account value and (ii) the prior Income base. If your account value is greater, we will ratchet up your Income base to equal your account value. If your Income base ratchets on any contract anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your attained age at the time of the ratchet. Your Guaranteed annual payment will also be increased to equal your Applicable percentage times your new Income base.

If your Income base ratchets, we may increase the charge for the benefit. Once we increase the charge, it is increased for the life of the contract. We will permit you to opt out of the ratchet if the charge increases. If you choose to opt out, your charge will stay the same but your Income base will no longer ratchet. Upon request, we will permit you to accept an Income base ratchet with the charge increase on a subsequent contract anniversary. For a description of the charge increase, see "AXA Equitable Retirement Income for Life(SM) benefit charge" in "Charges and expenses" later in this Prospectus.

5% DEFERRAL BONUS

At no additional charge, during the first ten contract years, in each year you have not taken a withdrawal, we will increase your Income base by an amount equal to 5% of your total contributions. If the Annual step- up (as discussed immediately above) occurs on any contract date anniversary, for the next and subsequent contract years, the bonus will be 5% of the most recent ratcheted Income base plus any subsequent contributions. If the Income base is reduced due to an Excess withdrawal, the 5% deferral bonus will be calculated using the reset Income base plus any applicable contributions. The deferral bonus generally excludes contributions made in the prior 12 months. In the first contract year, the deferral bonus is determined using all contributions received in the first 90 days of the contract year.

On any contract date anniversary on which you are eligible for a bonus, we will calculate the applicable bonus amount. If, when added to the current Income base, the amount is greater than your account value, that amount will become your new Income base. If that amount is less than or equal to your account value, your Income base will be ratcheted to equal your account value, and the 5% deferral bonus will not apply. If you opt out of the Annual step-up (as discussed immediately above), the 5% deferral bonus will still apply.

SUBSEQUENT CONTRIBUTIONS

Subsequent contributions are not permitted after the later of: (i) the end of the first contract year and (ii) the date the first withdrawal is taken.

Anytime you make an additional contribution, your Income base will be increased by the amount of the contribution. Your Guaranteed annual payment amount will be equal to the Applicable percentage of the increased Income base.

EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

If your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no further payments or benefits, as discussed below.

However, if your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, please note the following:

20  Contract features and benefits

o The AXA Equitable Retirement Income for Life(SM) contract terminates and you will receive a supplementary life annuity contract setting forth your continuing benefits. The owner of the AXA Equitable Retirement Income for Life(SM) contract will be the owner and annuitant. The successor owner, if applicable, will be the joint annuitant. If the owner is non-natural, the annuitant and joint annuitant, if applicable, will be the same as under the AXA Equitable Retirement Income for Life(SM) contract.

o   No subsequent contributions will be permitted.

o If you were taking withdrawals through the "Maximum payment plan," we will continue the scheduled withdrawal payments on the same basis.

o If you were taking withdrawals through the "Customized payment plan" or in unscheduled lump sums, we will pay the balance of the Guaranteed annual payment for that contract year in a lump sum. Payment of the Guaranteed annual payment will begin on the next contract date anniversary.

o Payments will continue at the same frequency for Single or Joint life contracts, as applicable, or annually if automatic payments were not being made.

o Any guaranteed minimum death benefit remaining under the original contract will be carried over to the supplementary life annuity contract. The death benefit will no longer grow and will be reduced on a dollar for dollar basis as payments are made. If there is any remaining death benefit upon the death of the owner and successor owner, if applicable, we will pay it to the beneficiary.

o The charge for the AXA Equitable Retirement Income for Life(SM) benefit and the Annual Ratchet to age 85 death benefit will no longer apply.

o If at the time of your death your Guaranteed annual payment amount was being paid to you as a supplementary life annuity contract, your beneficiary may not elect the Beneficiary continuation option.

OTHER IMPORTANT CONSIDERATIONS

o You should not purchase this contract if you are interested in long term accumulation rather than current payments or payments in the near future.

o Amounts withdrawn in excess of your Guaranteed annual payment amount may be subject to a withdrawal charge, if applicable, as described in "Charges and expenses" later in the Prospectus. In addition, all withdrawals count toward your free withdrawal amount for that contract year. Excess withdrawals can significantly reduce or completely eliminate the value of this benefit. See "Effect of Excess withdrawals" above in this section and "Withdrawing your account value" in "Accessing your money" later in this Prospectus.

o Withdrawals made under the AXA Equitable Retirement Income for Life(SM) contract are not taxed as annuity payments, and may be subject to an additional 10% Federal income tax penalty before age 59-1/2. See "Tax information" later in this Prospectus.

o All payments under the AXA Equitable Retirement Income for Life(SM) benefit reduce your account value and Guaranteed minimum death benefit. See "How withdrawals are taken from your account value" and "How withdrawals affect your Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

o If you withdraw less than the Guaranteed annual payment amount in any contract year, you may not add the remainder to your Guaranteed annual payment amount in any subsequent year.

o The AXA Equitable Retirement Income for Life(SM) benefit terminates if the contract is continued under the beneficiary continuation option or the successor owner annuitant feature.

o If you surrender your contract to receive its cash value and your cash value is greater than your Guaranteed annual payment amount, all benefits under the contract will terminate, including the AXA Equitable Retirement Income for Life(SM) benefit.

o Generally, if you transfer ownership of this contract, you terminate the AXA Equitable Retirement Income for Life(SM) benefit.

o Withdrawals are available under other annuity contracts we offer without purchasing a withdrawal benefit.

o For IRA, QP or TSA contracts, if you have to take a required minimum distribution ("RMD") and it is your first withdrawal under the contract, the RMD will be considered your "first withdrawal" for the purposes of establishing your Applicable percentage.

GUARANTEED MINIMUM DEATH BENEFIT

STANDARD DEATH BENEFIT. Your contract provides a standard death benefit. If you do not elect the Annual Ratchet to age 85 death benefit described below, the death benefit is equal to your account value as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the standard death benefit, whichever provides the higher amount. The standard death benefit is equal to your total contributions, adjusted for withdrawals (and any associated withdrawal charges), and any taxes that apply. The standard death benefit is the only death benefit available for owners (or older Joint life, if applicable) ages 76 through 85 at issue. Once your contract is issued, you may not change or voluntarily terminate your death benefit.

ANNUAL RATCHET TO AGE 85 DEATH BENEFIT. If you elect the Annual Ratchet to age 85 death benefit, the death benefit is equal to your account value as of the date we receive satisfactory proof of the owner's (or the second to die for Joint life contracts, if applicable) death, any required instructions for the method of payment, information and forms necessary to effect payment, or the Annual Ratchet to age 85 death benefit on the date of the owner's (or the second to die for Joint life contracts, if applicable) death, adjusted for subsequent withdrawals (and associated withdrawal charges), whichever provides the higher amount. See "Payment of death benefit" later in this Prospectus for more information.

Your benefit base is equal to the greater of either:

o your initial contribution to the contract (plus any additional contributions),
                                       or


                                              Contract features and benefits  21

o your highest account value on any contract anniversary up to the contract anniversary following the owner's (or older Joint life's, if applicable) 85th birthday, plus any contributions made since the most recent contract anniversary, less

o a deduction that reflects any withdrawals you make (the amount of the deduction is described under "How withdrawals affect your Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus).

For contracts with non-natural owners, the last contract anniversary a ratchet could occur is based on the annuitant's (or older joint annuitant's, if applicable) age.

The Annual Ratchet to age 85 death benefit is equal to its corresponding benefit base. Once you have elected the Annual Ratchet to age 85 death benefit, you may not change it.

Please see both "Insufficient account value" in "Determining your contract value" and "How withdrawals affect your Guaranteed minimum death benefit in "Accessing your money" and "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.

If you elect the Annual Ratchet to age 85 death benefit option described below and change ownership of the contract, generally the benefit will automatically terminate, except under certain circumstances. If this occurs, either death benefit elected will be replaced with the Standard death benefit. For contracts with non-natural owners, the death benefit will be payable upon the death of the annuitant (or second to die of the joint annuitants, if applicable). See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

Please see "Insufficient account value" in "Determining your contract's value" for more information on this guaranteed benefit.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days (the "free look" period) after you receive it.

Generally, your refund will equal your account value under the contract on the day we receive notification of your decision to cancel the contract and will reflect any investment gain or loss in the variable investment options, less the daily charges we deduct. For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.

We may require that you wait six months before you may apply for a contract with us again if:

o   you cancel your contract during the free look period; or

o you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.

In addition to the cancellation right described above, if you fully convert an existing traditional IRA contract to a Roth IRA contract, you may cancel your Roth IRA contract and return to a Rollover IRA contract, whichever applies. Our processing office, or your financial professional, can provide you with the cancellation instructions.

22  Contract features and benefits

2. Determining your contract's value

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YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the values you have in the variable investment options.

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) the pro rata portion of the AXA Equitable Retirement Income for Life(SM) benefit charge and (ii) any applicable withdrawal charges. Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option less daily charges for:

(i)   mortality and expense risks;

(ii)  administrative expenses; and

(iii) distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)   increased to reflect additional contributions;

(ii)  decreased to reflect a withdrawal (plus applicable withdrawal charges); or

(iii) increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option.

In addition, when we deduct the AXA Equitable Retirement Income for Life(SM) benefit charge and the charge for the optional Annual Ratchet to age 85 death benefit, the number of units credited to your contract will be reduced. A description of how unit values are calculated is found in the SAI.

INSUFFICIENT ACCOUNT VALUE

Your contract will terminate if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose all your rights under your contract and any guaranteed benefits, except as discussed earlier in this Prospectus in "Contract features and benefits" under "Effect of your account value falling to zero."

                                           Determining your contract's value  23

3. Transferring your money among investment options

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TRANSFERRING YOUR ACCOUNT VALUE

You can transfer some or all of your account value among the investment options.

In addition, we reserve the right to restrict transfers among variable investment options, including limitations on the number, frequency, or dollar amount of transfers. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

You may request a transfer in writing, by telephone using TOPS or through EQAccess. You must send in all written transfer requests directly to our processing office. Transfer requests should specify:

(1)  the contract number,

(2) the dollar amounts or percentages of your current account value to be transferred, and

(3)  the investment options to and from which you are transferring.

We will confirm all transfers in writing.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing " organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. In most cases, each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

When a contract owner is identified as having engaged in a potentially disruptive transfer under the contract for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, neither trust had implemented such a fee. If a

24 Transferring your money among investment options redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

REBALANCING YOUR ACCOUNT VALUE

We currently offer a rebalancing program that you can use to automatically reallocate your account value among the variable investment options. You must tell us:

(a) the percentage you want invested in each variable investment option (whole percentages only), and

(b) how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis).

Rebalancing will occur on the same day of the month as the contract date. If a contract is established after the 28th, rebalancing will occur on the first business day of the month following the contract issue date.

While your rebalancing program is in effect, we will transfer amounts among the variable investment options so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options must be included in the rebalancing program.

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Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.
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You may elect the rebalancing program at any time. You may also change your allocation instructions or cancel the program at any time. If you request a transfer while the rebalancing program is in effect, we will process the transfer as requested; your rebalancing allocations will not be changed; and the rebalancing program will remain in effect unless you request that it be canceled in writing. There is no charge for the rebalancing feature.

                            Transferring your money among investment options  25

4. Accessing your money

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WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value as described below. For some QP or Rollover TSA contracts, your ability to take withdrawals under your contract may be limited. See "Tax information" later in this Prospectus. No loans are permitted under this contract.

When selecting a withdrawal method, it is important to remember that Excess withdrawals may significantly reduce the value of the AXA Equitable Retirement Income for Life(SM) benefit and contract. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus. You should choose a withdrawal method that is most appropriate for your needs AND does not cause payment amounts in excess of your Guaranteed annual payment amount.

Please see "Insufficient account value" in "Determining your contract value" earlier in this Prospectus and "How withdrawals affect your Guaranteed minimum death benefit," below for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.

All withdrawals in a contract year up to the Guaranteed annual payment amount are not subject to a withdrawal charge.

AUTOMATIC PAYMENT PLANS

You may take automatic withdrawals under either the Maximum payment plan or the Customized payment plan, as described below. Under either plan, you may take withdrawals on a monthly, quarterly or annual basis. You may change the payment frequency of your withdrawals at any time, and the change will become effective on the next contract date anniversary.

You may elect either the Maximum payment plan or the Customized payment plan at any time. You must wait at least 28 days from contract issue before automatic payments begin. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month.

MAXIMUM PAYMENT PLAN. Our Maximum payment plan provides for the withdrawal of the Guaranteed annual payment amount in scheduled payments. The amount of the withdrawal will increase on contract anniversaries with any Annual step-up.

If you elect the Maximum payment plan and start monthly or quarterly payments after the beginning of a contract year, the payments you take that year will be less than your Guaranteed annual payment amount.

If you take a lump sum withdrawal while the Maximum payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

CUSTOMIZED PAYMENT PLAN. Our Customized payment plan provides for the withdrawal of a fixed amount less than or equal to the Guaranteed annual payment amount in scheduled payments. The amount of the withdrawal will not be increased on contract date anniversaries with the Annual step-up, even if applicable. You must elect to change the scheduled payment amount.

It is important to note that if you elect the Customized payment plan and start monthly or quarterly withdrawals after the beginning of a contract year, you could select scheduled payment amounts that would cause an Excess withdrawal. We will notify you if the payment amount you elect would cause an Excess withdrawal. As discussed earlier in the Prospectus, Excess withdrawals may significantly reduce the value of the AXA Equitable Retirement Income for Life(SM) benefit. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus.

If you take a lump sum withdrawal while the Customized payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

LUMP SUM WITHDRAWALS

You may also take lump sum withdrawals from your account value at any time. (Rollover TSA and QP contracts may have restrictions.) The minimum amount you may withdraw is $300. If you elect to take lump sum withdrawals, you should monitor your withdrawals to ensure that you do not exceed your Guaranteed annual payment amount in any contract year and cause an Excess withdrawal. As discussed earlier in the prospectus, Excess withdrawals may significantly reduce the value of the AXA Equitable Retirement Income for Life(SM) contract. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus.

LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(Rollover IRA, QP and Rollover TSA contracts only -- See "Tax information" later in this Prospectus)

We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules, however, it may be advisable for you to elect our Automatic RMD service as discussed below. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request lump sum withdrawals. In such a case, a withdrawal charge may apply. Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding qualified plans, TSAs and IRAs, which could increase the amount required to be withdrawn. Please refer to "Tax information" later in this Prospectus.

You may elect this service in the year in which you reach age 70-1/2 or in any later year. The minimum amount we will pay out is $250. Cur-


26  Accessing your money
rently, minimum distribution withdrawal payments will be made annually. See "Required minimum distributions" in "Tax information" later in this Prospectus for your specific type of retirement arrangement.

Generally, if you elect our Automatic RMD service, any lifetime required minimum distribution payment we make to you under our Automatic RMD service will not be treated as an Excess withdrawal.

If you elect either the Maximum payment plan or the Customized payment plan AND our Automatic RMD service, we will make an extra payment, if necessary, on December 1st that will equal your lifetime required minimum distribution less all payments made through November 30 and any scheduled December payment. The combined automatic plan payments and lifetime required minimum distribution payment will not be treated as Excess withdrawals, if applicable. However, if you take any lump sum withdrawals in addition to your lifetime required minimum distribution and automatic payment plan payments, your applicable automatic payment plan will be terminated. The lump sum may cause an Excess withdrawal and may be subject to a withdrawal charge. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract anniversary. Further, your Income base and Guaranteed annual payment amount may be reduced. See "Effect of Excess Withdrawals" in "Contract features and benefits" earlier in this Prospectus.

If you elect our Automatic RMD service and elect to take your Guaranteed annual payments amount in lump sum withdrawals, we will make a payment, if necessary, on December 1st that will equal your required minimum distribution less all payments made through November 30. Any RMD payment we make to you under our Automatic RMD service will not be treated as an Excess withdrawal; however, any other withdrawals in the same contract year may be treated as Excess withdrawals.

We do not impose a withdrawal charge on lifetime required minimum distributions if you are enrolled in our Automatic RMD service and one of our automatic payment plans. However, if you take any lump sum withdrawals, this waiver will not apply.

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For Rollover IRA and Rollover TSA contracts, we will send a form outlining the distribution options available in the year you reach age 70-1/2 (if you have not begun your annuity payments before that time).
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HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options.

HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM DEATH BENEFIT

Withdrawals will reduce both the Standard death benefit and the Annual Ratchet to age 85 death benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is equal to or less than your Guaranteed annual payment amount. Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed your Guaranteed annual payment amount, that entire withdrawal (including RMDs that are not taken through our Automatic RMD service) and any subsequent withdrawals in that same contract year will reduce the benefit base pro rata. Reduction on a dollar-for-dollar basis means that your applicable benefit base will be reduced by the dollar amount of the withdrawal. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by the same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 X ..40) and your new benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

HOW WITHDRAWALS AFFECT THE AXA EQUITABLE RETIREMENT INCOME FOR LIFE(SM) BENEFIT

Your Income base is not reduced by withdrawals up to the Guaranteed annual payment amount. Withdrawals that exceed the Guaranteed annual payment amount, however, can significantly reduce your Income base and Guaranteed annual payment. For more information, see "Effect of Excess withdrawals" and "Other important considerations" under "AXA Equitable Retirement Income for Life(SM) benefit" in "Contract features and benefits" earlier in this Prospectus.

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while the owner is living and before you annuitize. (Rollover TSA and QP contracts may have restrictions.) For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

All benefits under the contract will terminate as of the date we receive the required information, including the AXA Equitable Retirement Income for Life(SM) benefit, if your cash value is greater than your Guaranteed annual payment amount remaining for the contract year. For more information, please see "Effect of your account value falling to zero" in "Contract features and benefits" earlier in this Prospectus.

You may receive your cash value in a single sum payment or apply it to one or more of the annuitization options. See "Your annuitization options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge), payment of the cash value (upon surrender), and applying proceeds upon annuitization. We may postpone such payments or applying proceeds for any period during which:

(1)  the New York Stock Exchange is closed or restricts trading,

(2) sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable because of an emergency, or

                                                        Accessing your money  27

(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery service at your expense. Express delivery service is not available for automatic payment plan payments.

YOUR ANNUITIZATION OPTIONS

You may elect to annuitize your contract after one year. If you choose to annuitize your contract, the AXA Equitable Retirement Income for Life(SM) benefit will terminate without value. Payments you receive under the annuitization option you select may be more or less than your Guaranteed annual payment amount. You should consider the relative payment amounts carefully before annuitizing.

The AXA Equitable Retirement Income for Life(SM) contract guarantees that you can apply your account value to receive fixed lifetime annuity payments. You may also elect to receive payments under any other annuitization option that we offer at the time.

We currently offer the annuitization options listed below. Restrictions may apply, depending on the type of contract you own or the annuitant's age at contract issue.

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Fixed annuitization options           Life annuity
                                      Life annuity with period certain
                                      Life annuity with refund certain
                                      Period certain annuity
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o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this annuitization option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different annuitization option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

o Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This annuitization option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guaranteed period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life, and after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide details.

Annuity purchase factors. Annuity purchase factors are the factors applied to determine your periodic payments under the annuitization options. The guaranteed annuity purchase factors are those factors specified in your contract. The current annuity purchase factors are those factors that are in effect at any given time. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the annuitant's (and any joint annuitant's) age and sex in certain instances.

FIXED ANNUITIZATION OPTIONS

With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

THE AMOUNT APPLIED TO PURCHASE AN ANNUITIZATION OPTION

The amount applied to purchase an annuitization option varies, depending on the annuitization option that you choose, and the timing of your purchase as it relates to any withdrawal charges.

For the fixed annuitization options, no withdrawal charge is imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain.

For the fixed annuitization option, the withdrawal charge applicable under your AXA Equitable Retirement Income for Life(SM) contract is imposed if you select a period certain. If the period certain is more than 5 years, then the withdrawal charge deducted will not exceed 5% of the account value.

SELECTING AN ANNUITIZATION OPTION

When you select an annuitization option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments begin but it may not be earlier than 13 months from the AXA Equitable Retirement Income for Life(SM) contract date. You can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be later than the annuity maturity date described below.

28  Accessing your money

The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier.

In no event will you ever receive payments under a fixed option of less than the minimum amounts guaranteed by the contract.

If, at the time you elect an annuitization option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the annuitization option chosen.

YOUR CONTRACT'S MATURITY DATE

Your contract has a maturity date by which you must either take a lump sum withdrawal or select an annuitization option. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed even if you name a new annuitant. For annuitants age 45-80 at issue, the maturity date is the contract date anniversary that follows the annuitant's 90th birthday. For annuitants age 81-85 at issue, the maturity date is the 10th contract date anniversary. We will send a notice with the annual statement one year prior to the maturity age.

                                                        Accessing your money  29

5. Charges and expenses

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CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

o   A mortality and expense risks charge

o   An administrative charge

o   A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

o At the time you make certain withdrawals or surrender your contract -- a withdrawal charge.

o On each contract date anniversary -- a charge for the AXA Equitable Retirement Income for Life(SM) benefit and the Annual Ratchet to age 85 death benefit (if elected). We will deduct a pro rata portion of this charge upon contract surrender, annuitization or death benefit payment.

o At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" later in this section.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the policies.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your financial professional for more information.

MORTALITY AND EXPENSE RISKS CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the Guaranteed minimum death benefit. The daily charge is equivalent to an annual rate of 0.80% of the net assets in each variable investment option.

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

ADMINISTRATIVE CHARGE

We deduct a daily charge from the net assets in each variable investment option. The charge is to compensate us for administrative expenses under the contracts. The daily charge is equivalent to an annual rate of 0.30% of the net assets in each variable investment option.

DISTRIBUTION CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. The daily charge is equivalent to an annual rate of 0.20% of the net assets in each variable investment option.

WITHDRAWAL CHARGE

A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed your Guaranteed annual payment amount, described in "Your Guaranteed annual payment amount" under "AXA Equitable Retirement Income for Life(SM) benefit" in "Contract features and benefits" earlier in this Prospectus, or (2) if you surrender your contract to receive its cash value or apply your cash value to a non-life contingent annuitization option. If you surrender your contract or apply your cash value to a non-life contingent annuitization option, the withdrawal charge will apply to your entire surrender amount, without any reduction due to the Guaranteed annual payment amount.

The withdrawal charge equals a percentage of the contributions withdrawn. The percentage that applies depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

30  Charges and expenses

-------------------------------------------------------------------
                         Contract year
-------------------------------------------------------------------
                    1     2     3     4     5     6     7     8+
-------------------------------------------------------------------
Percentage of
contribution       7%    7%    6%    6%    5%    3%    1%     0%
-------------------------------------------------------------------

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1." Amounts withdrawn up to your Guaranteed annual payment amount are not considered withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information" later in this Prospectus.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

The withdrawal charge does not apply in the circumstances described below.

Free withdrawal amount. We will waive any withdrawal charge for any withdrawal during the contract year up to the Guaranteed annual payment amount. See "Your Guaranteed annual payment amount" under "AXA Equitable Retirement Income for Life(SM) benefit" in "Contract features and benefits" earlier in this Prospectus for information about how your Guaranteed annual payment amount is calculated. Each withdrawal, however, reduces your free withdrawal amount for that contract year by the amount of the withdrawal. Withdrawal charges are generally applied to the amount of the withdrawal that exceeds the Guaranteed annual payment amount. See "Withdrawal charge" earlier in this section.

Disability, terminal illness, or confinement to nursing home. The withdrawal charge also does not apply if:

(i) The owner (or older Joint life, if applicable) has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii) We receive proof satisfactory to us (including certification by a licensed physician) that the owner's (or older Joint life's, if applicable) life expectancy is six months or less; or

(iii) The owner (or older Joint life, if applicable) has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

      - its main function is to provide skilled, intermediate, or custodial nursing care;

      -  it provides continuous room and board to three or more persons;

      -  it is supervised by a registered nurse or licensed practical nurse;

      -  it keeps daily medical records of each patient;

      -  it controls and records all medications dispensed; and

      -  its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions described in (i), (ii) or
(iii) above existed at the time a contribution was remitted or if the condition began within 12 months of the period following remittance.

The withdrawal charge does not apply to contracts issued in certain exchange programs that may be offered to owners of eligible contracts. Any such program will be described in the prospectus for the eligible contracts. You may contact your financial professional for more information.

GUARANTEED MINIMUM DEATH BENEFIT CHARGE

STANDARD DEATH BENEFIT. There is no additional charge for this Guaranteed minimum death benefit.

ANNUAL RATCHET TO AGE 85 DEATH BENEFIT. If you elect the Annual Ratchet to age 85 death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.30% of the Annual Ratchet to age 85 benefit base.

We will deduct a pro rata portion of the charge upon contract surrender, annuitization or death benefit payment.

AXA EQUITABLE RETIREMENT INCOME FOR LIFE(SM) BENEFIT CHARGE

If the contract is based on a Single life, the charge is equal to 0.60% of your Income base. If the contract is based on a Joint life (not available as a QP or TSA contract), the charge is equal to 0.75%. We will deduct this charge annually on each contract date anniversary from your value in the variable investment options on a pro rata basis. We will deduct a pro rata portion of the charge upon contract surrender, annuitization or death benefit payment.

INCOME BASE ANNUAL STEP-UP CHARGE. If your Income base ratchets, we reserve the right to raise the charge at the time of an annual ratchet. The maximum charge for the Single Life option is 0.75%. The maximum charge for the Joint Life option is 0.90%. The current charge for the Single Life option is 0.60%. The current charge for the Joint Life option is 0.75%. The increased charge, if any, will apply as of the contract date anniversary on which your Income base ratchets and on all contract date anniversaries thereafter. We will permit you to opt out of the step-up if the charge increases.

For Joint life contracts, if the successor owner is dropped before you take your first withdrawal, we will adjust the charge at that time to reflect a Single life. If the Joint life is dropped after withdrawals begin, the charge will continue based on Joint lives even if you drop the successor owner from your contract.

                                                        Charges and expenses  31

If you change ownership of the contract, both the charge and the benefit are terminated.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuitization option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.

CHARGES THAT THE TRUST DEDUCTS

The Trust deducts charges for the following types of fees and expenses:

o   Management fees of 0.10%.

o   12b-1 fees of 0.25%.

o Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

These charges are reflected in the daily share price of each portfolio. Since shares of the Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Each allocation portfolio available under the contract in turn invests in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust (the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectus for the Trust.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may change the Guaranteed minimum death benefit or offer variable investment options that invest in shares of the Trust that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974 ("ERISA"), or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

32  Charges and expenses

6. Effect of death

--------------------------------------------------------------------------------

In general, if you die while the contract is in force, the contract terminates and the applicable death benefit is paid. There are various circumstances, however, in which the contract continues in force under either Spousal continuation or a Beneficiary continuation option ("BCO"). In some of the circumstances, the AXA Equitable Retirement Income for Life(SM) benefit terminates even though the contract continues.

The effect of death on your AXA Equitable Retirement Income for Life(SM) contract and benefit varies depending on the circumstances. This chart summarizes the effect of death on contract continuation, AXA Equitable Retirement Income for Life(SM) benefit continuation, and payment of a death benefit in various situations. For more information about our spousal continuation and beneficiary continuation options, including how each impacts the Annual Ratchet to age 85 death benefit, please see "Spousal continuation" and "Beneficiary continuation option" later in this section.

A. IF DEATH OCCURS BEFORE THE ACCOUNT VALUE FALLS TO ZERO OR BEFORE YOU ELECT AN ANNUITIZATION OPTION:

--------------------------------------------------------------------------------

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Single life contracts:
------------------------------------------------------------------------------------------------------------------------------------
IF THE DECEASED
IS THE             AND                     AND                                    THEN
------------------------------------------------------------------------------------------------------------------------------------
Contract Owner     Is also the annuitant   The beneficiary is the surviving       The AXA Equitable Retirement Income for Life(SM)
                                           spouse                                 benefit terminates, and the death benefit is
                                                                                  payable. Your spouse can continue the contract,
                                                                                  without the AXA Equitable Retirement Income for
                                                                                  Life(SM) benefit, under either the Spousal
                                                                                  continuation or Beneficiary continuation options.

------------------------------------------------------------------------------------------------------------------------------------
Contract Owner     Is also the annuitant   The beneficiary is not the surviving   The AXA Equitable Retirement Income for Life(SM)
                                            spouse                                benefit terminates, and the death benefit is
                                                                                  payable. Your beneficiary can continue the
                                                                                  contract, without the AXA Equitable Retirement
                                                                                  Income for Life(SM) benefit, under the Beneficiary
                                                                                  continuation option.
------------------------------------------------------------------------------------------------------------------------------------
Contract Owner     Annuitant is living     Beneficiary is spouse                  The AXA Equitable Retirement Income for Life(SM)
                                                                                  benefit terminates, and the death benefit is
                                                                                  payable. The contract, without the AXA Equitable
                                                                                  Retirement Income for Life(SM) benefit, can be
                                                                                  continued under either Spousal continuation or
                                                                                  the Beneficiary continuation options.
------------------------------------------------------------------------------------------------------------------------------------
Contract Owner     Annuitant is living     Beneficiary is non-spouse              The AXA Equitable Retirement Income for Life(SM)
                                                                                  benefit terminates, and the death benefit is
                                                                                  payable. The contract, without the AXA Equitable
                                                                                  Retirement Income for Life(SM) benefit, can be
                                                                                  continued under the Beneficiary continuation
                                                                                  option.
------------------------------------------------------------------------------------------------------------------------------------
Annuitant          The owner is living                                            You become the annuitant, the contract and AXA
                                                                                  Equitable Retirement Income for Life(SM) benefit
                                                                                  continue, and no death benefit is payable.
------------------------------------------------------------------------------------------------------------------------------------
Annuitant          Owner is non-natural    Beneficiary is the spouse of the       The AXA Equitable Retirement Income for Life(SM)
                                           annuitant                              benefit terminates, and the death benefit is
                                                                                  payable. Your spouse can continue the contract,
                                                                                  without the AXA Equitable Retirement Income for
                                                                                  Life(SM) benefit, under either the Spousal
                                                                                  continuation or Beneficiary continuation options.
------------------------------------------------------------------------------------------------------------------------------------
Annuitant          Owner is non-natural    Beneficiary is not the spouse of       The AXA Equitable Retirement Income for Life(SM)
                                           the annuitant                          benefit terminates, and the death benefit is
                                                                                  payable. Your beneficiary can continue the
                                                                                  contract, without the AXA Equitable Retirement
                                                                                  Income for Life(SM) benefit, under the Beneficiary
                                                                                  continuation option.
------------------------------------------------------------------------------------------------------------------------------------

                                                              Effect of death 33

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Joint life contracts:*
------------------------------------------------------------------------------------------------------------------------------------
IF THE DECEASED
IS THE             AND                      AND                                    THEN
------------------------------------------------------------------------------------------------------------------------------------
Contract Owner     Is also the annuitant    The successor owner is living          The successor owner becomes the sole owner and
                                                                                   annuitant and the contract and AXA Equitable
                                                                                   Retirement Income for Life(SM) benefit continue.
------------------------------------------------------------------------------------------------------------------------------------
Contract Owner     The annuitant is living  The successor owner is also living     The successor owner becomes the sole owner and
                                                                                   the contract and AXA Equitable Retirement
                                                                                   Income for Life(SM) benefit continue.

                                                                                   In both situations:

                                                                                   o If withdrawals have been taken, the contract
                                                                                     continues with the Joint life charge and with
                                                                                     payments over the successor owner's life only.

                                                                                   o If no withdrawals have been taken, the
                                                                                     Applicable per- centage will be based on the
                                                                                     age of the successor owner at the time of the
                                                                                     first withdrawal (even if he/she had been the
                                                                                     older spouse). Charges will be reduced to the
                                                                                     Single  life charge prospectively.
------------------------------------------------------------------------------------------------------------------------------------
Contract Owner     The successor owner is   The annuitant is living                The AXA Equitable Retirement Income for Life(SM)
                   also dead                                                       benefit terminates, and the death benefit is
                                                                                   payable. The contract can be continued under the
                                                                                   Beneficiary continuation option.
------------------------------------------------------------------------------------------------------------------------------------
Successor Owner    The owner is living      The annuitant is living                o The AXA Equitable Retirement Income for
                                                                                     Life(SM) benefit continues.

                                                                                   o If withdrawals have been taken, the contract
                                                                                     continues with the Joint life charge and with
                                                                                     payments over the owner's life only.

                                                                                   o If no withdrawals have been taken:

                                                                                     o The owner may name a new spouse as
                                                                                       successor owner; the Applicable percentage
                                                                                       will be based on the age of the younger
                                                                                       spouse at the time of the first
                                                                                       withdrawal.

                                                                                     o The owner may also choose to continue the
                                                                                       contract as a Single life; the Single life
                                                                                       charge will apply prospectively. The
                                                                                       Applicable percentage will be based on the
                                                                                       age of the owner at the time of the first
                                                                                       withdrawal (even if the owner had been the
                                                                                       older spouse).
------------------------------------------------------------------------------------------------------------------------------------
Annuitant          Owner is living          Successor owner is also living         The AXA Equitable Retirement Income for Life(SM)
                                                                                   benefit continues, you become the annuitant and
                                                                                   the contract continues.
------------------------------------------------------------------------------------------------------------------------------------
Annuitant          Owner is also dead       Successor owner is living              The successor owner becomes the sole owner and
                                                                                   the annuitant, and the contract and AXA Equitable
                                                                                   Retirement Income for Life(SM) benefit continue.

                                                                                   o If withdrawals have been taken, the contract
                                                                                     continues with the Joint life charge and with
                                                                                     with payments over the successor owner's life
                                                                                     only.

                                                                                   o If no withdrawals have been taken, the
                                                                                     Applicable percentage will be based on the
                                                                                     age of the successor owner at the time of the
                                                                                     first withdrawal (even if he/she had been
                                                                                     the older spouse). Charges will be reduced
                                                                                     to the Single life charge prospectively.
------------------------------------------------------------------------------------------------------------------------------------

34 Effect of death

------------------------------------------------------------------------------------------------------------------------------------
Joint life contracts:*
------------------------------------------------------------------------------------------------------------------------------------
IF THE DECEASED
IS THE             AND                      AND
------------------------------------------------------------------------------------------------------------------------------------
Annuitant          Owner is non-natural     Joint annuitant is living              The joint annuitant becomes the sole annuitant,
                                                                                   and the contract and AXA Equitable Retirement
                                                                                   Income for Life(SM) benefit continue.

                                                                                   o If withdrawals have been taken, the contract
                                                                                   continues with the Joint life charge and with
                                                                                   payments over the remaining joint annuitant's
                                                                                   life only.

                                                                                   o If no withdrawals have been taken, the
                                                                                   Applicable per- centage will be based on the
                                                                                   age of the surviving annuitant at the time of the
                                                                                   first withdrawal (even if he/she had been the
                                                                                   older spouse). Charges will be reduced to the
                                                                                   Single life charge prospectively.
------------------------------------------------------------------------------------------------------------------------------------
Both Joint
Annuitants         Owner is non-natural                                            The AXA Equitable Retirement Income for Life(SM)
                                                                                   benefit terminates and the death benefit is
                                                                                   payable. The contract can be continued under the
                                                                                   Beneficiary continuation option.
------------------------------------------------------------------------------------------------------------------------------------

* If the successor owner or joint annuitant is no longer the spouse at the time of death, other rules may apply. See "Your beneficiary and payment of death benefit" later in this section.


B. IF DEATH OCCURS AFTER ISSUANCE OF THE SUPPLEMENTARY LIFE ANNUITY CONTRACT

As discussed under "Effect of your account value falling to zero" in "Contract features and benefits" earlier in this Prospectus, we will issue a supplementary life annuity contract if your account value falls to zero either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges. We will continue guaranteed payments; the owner of the AXA Equitable Retirement Income for Life(SM) contract becomes the owner and annuitant; and any successor owner becomes a joint annuitant. When the owner/annuitant (or if there are joint annuitants, the surviving annuitant) dies, all payments stop, and any remaining death benefit will be paid.

------------------------------------------------------------------------------------------------------------------------------------
AXA Equitable Retirement Income for Life(SM) Life Annuity -- Single life:
------------------------------------------------------------------------------------------------------------------------------------
IF THE DECEASED
IS THE             AND                      AND                                    THEN
------------------------------------------------------------------------------------------------------------------------------------
Contract Owner/                                                                    The remaining death benefit, if any, will be paid
Annuitant                                                                          to the beneficiary in a lump sum and the contract
                                                                                   ends.
------------------------------------------------------------------------------------------------------------------------------------
Annuitant          Owner is non-natural                                            The remaining death benefit, if any, will be paid
                                                                                   to the beneficiary in a lump sum and the contract
                                                                                   ends.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
AXA Equitable Retirement Income for Life(SM) Life Annuity -- Joint life:
------------------------------------------------------------------------------------------------------------------------------------
IF THE DECEASED
IS THE             AND                      AND                                    THEN
------------------------------------------------------------------------------------------------------------------------------------
Contract Owner/    The joint annuitant is                                          o The joint annuitant becomes the sole owner.
Annuitant          living                                                            Payments continue to the joint annuitant until
                                                                                     his/her death.

                                                                                   o If the joint annuitant dies, the remaining
                                                                                     death benefit, if any, will be paid to the
                                                                                     beneficiary in a lump sum and the contract
                                                                                     ends.
------------------------------------------------------------------------------------------------------------------------------------
Joint Annuitant    The owner/annuitant is                                          o The contract continues with payments made to
                   living                                                            the owner/annuitant.

                                                                                   o If the owner/annuitant dies, the remaining
                                                                                     death benefit, if any, will be paid to the
                                                                                     beneficiary in a lump sum and the contract
                                                                                     ends.
------------------------------------------------------------------------------------------------------------------------------------

                                                              Effect of death 35

------------------------------------------------------------------------------------------------------------------------------------
AXA Equitable Retirement Income for Life(SM) Life Annuity -- Joint life:
------------------------------------------------------------------------------------------------------------------------------------
Annuitant          Owner is non-natural     Joint annuitant is living              o The joint annuitant becomes the sole annuitant
                                                                                     and payments continue to the non-natural owner
                                                                                     until the surviving joint annuitant's death.

                                                                                   o If the joint annuitant dies, the remaining
                                                                                     death benefit, if any, will be paid to the
                                                                                     beneficiary in a lump sum and the contract
                                                                                     ends.
------------------------------------------------------------------------------------------------------------------------------------

C. IF YOU HAVE ELECTED AN ANNUITIZATION OPTION AND DEATH OCCURS ON OR AFTER THE ANNUITY COMMENCEMENT DATE:

o The terms of the elected annuitization option supplementary contract will be followed.

36  Effect of death

YOUR BENEFICIARY AND PAYMENT OF DEATH BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time. The change will be effective on the date the written request for the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.

Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary so that the custodian can reinvest or distribute the death benefit as the beneficiary of the account desires.

For Joint life contracts, the death benefit is payable upon the second owner's (or second joint annuitant's) death.

The death benefit is equal to your account value or, if greater, the Guaranteed minimum death benefit. We determine the amount of the applicable death benefit as of the date we receive satisfactory proof of the owner's, successor owner's, annuitant's and/or joint annuitant's death (as applicable), any required instructions for the method of payment, information and forms necessary to effect payment. See the chart above in this section for more information.

We will pay the death benefit to the beneficiary in the form of the annuitization option you have chosen. If you have not chosen an annuitization option as of the time the death benefit becomes payable, the beneficiary will receive the death benefit in a single sum. Payment of the death benefit in a single sum terminates all rights and any applicable guarantees under the contract, including the AXA Equitable Retirement Income for Life(SM) benefit. Subject to any exceptions in the contract, our rules and any applicable requirements under federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuitization options we offer at the time. See "Your annuitization options" in "Accessing your money" earlier in this Prospectus. Please note that any annuitization option chosen may not extend beyond the life expectancy of the beneficiary. The Beneficiary continuation option may also be available.

Federal income tax rules generally require payment of amounts under a non-qualified (NQ) annuity contract upon the death of the owner. If the owner's surviving spouse is the individual designated to receive any such payments, no payments are required to be made until after the surviving spouse's death. See discussion of "Successor owner and annuitant" below. If the person designated to receive payments under the contract upon the owner's death is not the surviving spouse, then the federal income tax rules generally require payments of amounts under the contract to be made within five years of the owner's death. A five year delay is unavailable unless the beneficiary elects the Beneficiary continuation option. In certain cases, an individual beneficiary may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner's death. See discussion of the "Beneficiary continuation option" below.

SPOUSAL CONTINUATION

If you are the contract owner under a Single life contract and your spouse is the sole primary beneficiary, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries who are not also the Joint life must be 85 or younger as of the date of the deceased spouse's death in order to continue the contract under Spousal continuation. If you and your spouse jointly own the contract (Joint life contract) and your spouse survives you, the contract will automatically continue upon your death.

For Single life contracts, the spouse beneficiary may elect to receive the death benefit or continue the contract, as follows:

o As of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary, we will increase the account value to equal your Guaranteed minimum death benefit as of the date of your death if such death benefit is greater than such account value. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

o Withdrawal charges will no longer apply to contributions made before your death. No additional contributions will be permitted.

o   The Guaranteed minimum death benefit will continue, as follows:

o   if you elected the Standard death benefit it will continue

o if you elected the Annual Ratchet to age 85 death benefit, and your spouse is age 75 or younger, the death benefit and charge will continue based on your spouse's age. If your spouse is 76 or older, we will discontinue the death benefit and charge; however, we will freeze the benefit base as of the date of your death (less the dollar amount of any subsequent withdrawals), and pay it upon your spouse's death.

o The AXA Equitable Retirement Income for Life(SM) benefit and its charge will terminate.

For Joint life contracts:

o No death benefit is payable until the death of the surviving spouse. Your guaranteed minimum death benefit (and charge, if applicable) continues.

o if you elected the Annual Ratchet to age 85 death benefit, the benefit base will continue to ratchet based on the surviving spouse's age 85.

o Withdrawal charges will continue to apply to all contributions made prior to the deceased spouse's death. The right to make additional contributions under the contract is not affected by your death.

o The AXA Equitable Retirement Income for Life(SM) benefit and its charge will remain in effect.

For both Single life and Joint life contracts, if the deceased spouse was the annuitant, the surviving spouse becomes the annuitant.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

For NQ contracts, if there is a change in owner or primary beneficiary, the Spousal continuation option will be terminated. However, if own-

                                                             Effect of death  37
ership is changed from a non-natural Owner to an individual, the AXA Equitable Retirement Income for Life Benefit will not terminate and the benefit will continue to be determined by the Annuitant. If you divorce, Spousal continuation does not apply.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract in the deceased contract owner's name and receive distributions under the contract, instead of receiving the death benefit in a single sum. If the designated individual exercises this option, the AXA Equitable Retirement Income for Life(SM) benefit terminates, and the charge is discontinued. This feature is not available after a supplementary contract has been issued. Under a Joint life contract (not available as a QP or TSA contract), this feature is only available after the death of both the owner and the successor owner. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts.

Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information.

BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70-1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option for IRA and Roth IRA contracts:

o   The contract continues in your name for the benefit of your beneficiary.

o This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

o As of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the Beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o The AXA Equitable Retirement Income for Life(SM) benefit will no longer be in effect and charges for the benefit will stop. Also, the Guaranteed minimum death benefit feature will no longer be in effect.

o The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

o   Any partial withdrawal must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as Inherited annuity, must be elected within nine months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts (regardless of whether the owner and annuitant are the same person):

38  Effect of death

o This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

o   The contract continues in your name for the benefit of your beneficiary.

o As of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the Beneficiary continuation option feature, we will increase the annuity account value to equal the applicable death benefit if such death benefit is greater than such account value.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o The AXA Equitable Retirement Income for Life(SM) benefit will no longer be in effect and the charge for the benefit will stop. Also, the Guaranteed minimum death benefit feature will no longer be in effect.

o The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

o   Any partial withdrawals must be at least $300.

o If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary must also choose between two potential withdrawal options at the time of election. If the beneficiary chooses "Withdrawal Option 1", the beneficiary cannot later withdraw funds in addition to the scheduled payments the beneficiary is receiving; "Withdrawal Option 1" permits total surrender only. "Withdrawal Option 2" permits the beneficiary to take withdrawals, in addition to scheduled payments, at any time. However, the scheduled payments under "Withdrawal Option 1" are afforded favorable tax treatment as "annuity payments." See "Taxation of nonqualified annuities" in "Tax Information" later in this Prospectus.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

If the owner and annuitant are not the same person:

o The beneficiary automatically becomes the new annuitant of the contract, replacing the existing annuitant.

                                                             Effect of death  39

7.  Tax information

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OVERVIEW

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to AXA Equitable Retirement Income for Life(SM) contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA, QP or TSA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. For example, the President's Advisory Panel on Federal Tax Reform recently announced its tax reform options, which could make sweeping changes to many longstanding tax rules. Among the proposed options are new tax-favored savings accounts which would replace many existing qualified plan arrangements and would eliminate certain tax benefits currently available to nonqualified deferred annuity contracts by annually taxing any withdrawable cash value build-up in such contracts. We cannot predict what, if any, legislation will actually be proposed or enacted based on these options.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs") and Code Section 403(b) Arrangements ("TSAs"), respectively: an IRA or 403(b) annuity contract such as this one, or an IRA or 403(b)(7) custodial or other qualified account. Annuity contracts can also be purchased in connection with retirement plans qualified under Code
Section 401 ("QP contracts"). How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits, such as the death benefit, the AXA Equitable Retirement Income for Life(SM) benefit, its selection of variable investment options, and its choices of annuitization options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the variable investment options that you elect.

Beginning in 2006, certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans, TSAs and IRAs. You should consider the potential implication of these Regulations before you purchase this annuity contract. See also Appendix I at the end of this Prospectus for a discussion of QP contracts.

TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF PAYMENTS FROM NQ CONTRACTS

CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract. However, earnings are taxable, even without a distribution:

o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person).

This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust. This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.

All nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year are linked

40  Tax information
together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

TAXATION OF LIFETIME WITHDRAWALS

We treat Guaranteed annual payments and other withdrawals as non-annuity payments for income tax purposes. These withdrawals are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a return of your investment in the contract and is not taxable. It reduces the investment in the contract.

ANNUITY PAYMENTS

Guaranteed annual payments that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under "AXA Equitable Retirement Income for Life(SM) benefit" in "Contract features and benefits" earlier in this Prospectus, as well as annuitization payments that are based on the annuitant's life or life expectancy, are considered annuity payments for tax purposes. Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your unrecovered investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

CONTRACTS PURCHASED THROUGH EXCHANGES

You may purchase your NQ contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

o the contract that is the source of the funds you are using to purchase the NQ contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

o the owner and the annuitant are the same under the source contract and the AXA Equitable Retirement Income for Life(SM) NQ contract. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

If you have a jointly owned contract which is a source contract, you must designate one spouse as owner and the other spouse as the successor owner of the AXA Equitable Retirement Income for Life(SM) contract.

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the AXA Equitable Retirement Income for Life(SM) NQ contract.

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to a different insurer to purchase a new nonqualified deferred annuity contract on a tax-deferred basis. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract. A surrender will terminate or alter the AXA Equitable Retirement Income for Life(SM) benefit.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Effect of death" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

BENEFICIARY CONTINUATION OPTION

We have received a private letter ruling from the IRS regarding certain tax consequences of scheduled payments under a different NQ contract for a beneficiary continuation option for NQ contracts. See the discussion "Beneficiary continuation option for NQ Contracts only" in "Effect of death" earlier in this Prospectus. Among other things, the IRS rules that:

o scheduled payments under a beneficiary continuation option for NQ contracts satisfy the death of owner rules of Section 72(s)(2) of the Code, regardless of whether the beneficiary elects "Withdrawal Option 1" or "Withdrawal Option 2";

o scheduled payments, any additional withdrawals under "Withdrawal Option 2", or contract surrenders under "Withdrawal Option 1" will only be taxable to the beneficiary when amounts are actually paid, regardless of the "Withdrawal Option" selected by the beneficiary;

o a beneficiary who irrevocably elects scheduled payments with "Withdrawal Option 1" will receive "excludable amount" tax treatment on scheduled payments. See "Annuity payments" earlier in this section. If the beneficiary elects to surrender the contract before all scheduled payments are paid, the amount received upon surrender is a non-annuity payment taxable to the extent it exceeds any remaining investment in the contract.

The ruling specifically does not address the taxation of any payments received by a beneficiary electing "Withdrawal Option 2" (whether scheduled payments or any withdrawal that might be taken). Before electing the beneficiary continuation option feature, the individuals you designate as beneficiary should discuss with their tax advisers the consequences of such elections.

                                                             Tax information  41

The tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59-1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o   on or after your death; or

o   because you are disabled (special federal income tax definition); or

o in the form of substantially equal periodic annuity payments for your life (or life expectancy), or the joint lives (or joint life expectancy) of you and a beneficiary, in accordance with IRS formulas. We do not anticipate that Guaranteed annual payments made under the AXA Equitable Retirement Income for Life(SM) benefit's Maximum or Customized payment plan or taken as lump sums will qualify for this exception if made before age 59-1/2.

INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account 49. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account 49. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the portfolios, and must have no right to direct the particular investment decisions within the portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account 49, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account 49.

SPECIAL RULES FOR NQ CONTRACTS ISSUED IN PUERTO RICO

Income from NQ contracts we issue is U.S. source. A Puerto Rico resident is subject to U.S. taxation on such U.S. source income. Only Puerto Rico source income of Puerto Rico residents is excludable from U.S. taxation. Income from NQ contracts is also subject to Puerto Rico tax. The calculation of the taxable portion of amounts distributed from a contract may differ in the two jurisdictions. Therefore, you might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income from the contract for each tax return. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on your personal situation and the timing of the different tax liabilities, you may not be able to take full advantage of this credit.

INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

o Traditional IRAs, typically funded on a pre-tax basis, including SEP-IRAs and SIMPLE IRAs issued and funded in connection with employer-sponsored retirement plans; and

o  Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral, regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained from any IRS district office or the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional IRA or Roth IRA, in both cases, Rollover only. This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We have not applied for an opinion letter from the IRS approving the forms of the AXA Equitable Retirement Income for Life(SM) contract as a traditional or Roth IRA, respectively. Such IRS approval is a determination only as to the form of the annuity and does not represent a determination of the merits of the annuity as an investment.

We describe the amount and types of charges that may apply to your rollover/transfer payments under "Charges and expenses" earlier in this Prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this Prospectus. We do not

42  Tax information
guarantee or project growth in your variable income annuitization option payments (as opposed to payments from the fixed income annuitization option).

Your right to cancel within a certain number of days

You can cancel any version of the AXA Equitable Retirement Income for Life(SM) IRA contract (traditional IRA or Roth IRA) by following the directions in "Your right to cancel with a certain number of days" under "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

Traditional individual retirement annuities (traditional IRAs)

Funding. Individuals may generally make three different types of contributions to a traditional IRA:

o  regular contributions out of earned income or compensation; or

o  tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers").

This AXA Equitable Retirement Income for Life(SM) IRA contract may be funded through rollover or transfer of funds only and not through "regular" IRA contributions out of your current earnings. Direct transfers may be made only from another traditional individual retirement arrangement. Amounts may be rolled over from another individual retirement arrangement within 60 days of when you receive the funds (unless such funds have already been subject to rollover from one individual retirement arrangement to another at any time during the past 12-month period). Amounts may also be rolled over within 60 days of when you receive the funds or as a direct rollover of an eligible rollover distribution from another eligible retirement plan. Other eligible retirement plans include a governmental employer 457(b) or EDC plan, a qualified plan or a 403(b) arrangement. The owner of the AXA Equitable Retirement Income for Life(SM) IRA contract must also have been the owner of the individual retirement arrangement that is the source of funds (or the eligible retirement plan participant, as the case may be).

The surviving spouse beneficiary can roll over funds from a deceased owner's individual retirement arrangement, or other eligible retirement plan to purchase the AXA Equitable Retirement Income for Life(SM) IRA contract. In addition, the AXA Equitable Retirement Income for Life(SM) IRA contract may be purchased with rollover funds by a participant, a spouse, or a former spouse in a qualified domestic relations order. Also, the AXA Equitable Retirement Income for Life(SM) IRA contract can be transferred between spouses or former spouses as a result of a court-ordered divorce or separation decree.

Such a transfer may terminate or alter the AXA Equitable Retirement Income for Life(SM) benefit.

Beginning in 2007, a non-spousal death beneficiary may also be able to make rollover contributions to an individual retirement plan under certain circumstances.

Rollover and transfer contributions to traditional IRAs

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

o  qualified plans;

o  governmental employer 457(b) plans;

o  TSAs (including Internal Revenue Code Section 403(b)(7) custodial accounts);
   and

o  other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70-1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

Rollovers from "eligible retirement plans" other than traditional IRAs

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant.

There are two ways to do rollovers:

o  Do it yourself:
   You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o  Direct rollover:
   You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a TSA, qualified plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

o "required minimum distributions" after age 70-1/2 or retirement from service with the employer; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o  hardship withdrawals; or

o  corrective distributions that fit specified technical tax rules; or

o  loans that are treated as distributions; or

o  death benefit payments to a beneficiary who is not your surviving spouse; or

o qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to

                                                             Tax information  43
another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan, such as a traditional IRA, and subsequently take a premature distribution.

Rollovers of after-tax contributions from eligible retirement plans other than traditional IRAs

Any after-tax contributions you have made to a qualified plan or TSA (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, TSA or governmental employer 457(b) plan.

Rollovers from traditional IRAs to traditional IRAs

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, an inherited traditional IRA to one or more other traditional IRAs. Beginning in 2007, a non-spousal death beneficiary may also be able to make rollover contributions to an individual retirement plan under certain circumstances. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

Excess contributions

If amounts that are not eligible to be rolled over are in fact rolled over to the AXA Equitable Retirement Income for Life(SM) IRA contract, they may be subject to a 6% excise tax, unless withdrawn as described in IRS Publication 590.

Recharacterizations

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

Withdrawals, payments and transfers of funds out of traditional IRAs

No federal income tax law restrictions on withdrawals. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

Taxation of payments. Earnings in traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income. We report all payments from traditional IRA contracts on IRS Form 1099R as fully taxable.

If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

o the amount received is a withdrawal of excess contributions, as described under "Excess contributions" earlier in this section; or

o the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and transfer contributions to traditional IRAs" earlier in this section.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a TSA or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, TSA or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover. A rollover will terminate or alter the AXA Equitable Retirement Income for Life(SM) benefit.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan,

44  Tax information
you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.

Beginning in 2008, distributions from IRAs used to make charitable contributions may be tax-free under specified circumstances

Required minimum distributions

Background on Regulations--Required Minimum Distributions. Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Beginning in 2006, certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed withdrawal benefits. This could increase the amount required to be distributed from these contracts if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.

Lifetime required minimum distributions. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70-1/2.

When you have to take the first lifetime required minimum distribution. The first required minimum distribution is for the calendar year in which you turn age 70-1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70-1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April
1). Distributions must start no later than your Required Beginning Date, which is April 1st of the calendar year after the calendar year in which you turn age 70-1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made each year.

How you can calculate required minimum distributions. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

Do you have to pick the same method to calculate your required minimum distributions for all of your traditional IRAs and other retirement plans? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

Will we pay you the annual amount every year from your traditional IRA based on the method you choose? We will only pay you automatically if you affirmatively select an annuitization option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." If you elect our Automatic RMD service, any RMD payment we make to you on December 1st will not be treated as an Excess withdrawal as described earlier in this Prospectus under "Lifetime required minimum distribution withdrawals" in "Accessing your money." Even if you do not enroll in our service we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

What if you take more than you need to for any year? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

What if you take less than you need to for any year? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

What are the required minimum distribution payments after you die? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following

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assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

Individual beneficiary. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owners death. No distribution is required before that fifth year.

Spousal beneficiary. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70-1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70-1/2.

Non-individual beneficiary. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. However, note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary." Please note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

Successor owner and annuitant

If your spouse is either the successor owner or the sole primary beneficiary who elects to become the successor owner and annuitant, no death benefit is payable until your surviving spouse's death.

Payments to a beneficiary after your death

IRA death benefits are taxed the same as IRA distributions.

Borrowing and loans are prohibited transactions

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59-1/2 before the first day of that tax year.

Early distribution penalty tax

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59-1/2. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions:

o   on or after your death; or

o   because you are disabled (special federal income tax definition); or

o used to pay certain extraordinary medical expenses (special federal income tax definition); or

o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

o used to pay certain first-time home buyer expenses (special fed eral income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

o used to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method. We do not anticipate that Guaranteed annual payments made under the AXA Equitable Retirement Income for Life(SM) benefit's Maximum or Customized payment plan or taken as lump sums will qualify for this exception if made before age 59-1/2.

Roth individual retirement annuities (Roth IRAs)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."

The AXA Equitable Retirement Income for Life(SM) Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.

Contributions to Roth IRAs

Individuals may generally make four different types of contributions to a Roth
IRA:

o   regular after-tax contributions out of earnings; or


46  Tax information

o taxable rollover contributions from traditional IRAs ("conversion" contributions); or

o   tax-free rollover contributions from other Roth arrangements; or

o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").

This AXA Equitable Retirement Income for Life(SM) Roth IRA contract may be funded through rollover or transfer of funds only and not through "regular" IRA after-tax contributions. If you use the forms we require, we will also accept traditional after-tax IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

Beginning in 2008, direct rollover contributions may be made from eligible retirement plans to Roth IRAs under certain circumstances.

Rollovers and direct transfers

What is the difference between rollover and direct transfer transactions?

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only use rollover transactions between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

o   another Roth IRA ("tax-free rollover contribution");

o from a "designated Roth contribution account" under a 401(k) plan or a 403(b) arrangement;

o another traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion contribution");

o   you may not make contributions to a Roth IRA from a qualified plan under section 401(a) of the Internal Revenue Code, a TSA under section 403(b) of the Internal Revenue Code or any other eligible retirement plan until 2008. You may make rollover contributions from a "designated Roth contribution account" under a 401(k) plan or a 403(b) arrangement which permits designated Roth elective deferral contributions to be made, beginning in 2006.

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. Beginning in 2007, a non-spousal death beneficiary may also be able to make rollover contributions to an individual retirement plan under certain circumstances. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree. This may terminate or alter the AXA Equitable Retirement Income for Life(SM) benefit.

Conversion contributions to Roth IRAs

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Unlike a rollover from a traditional IRA to another traditional IRA, the conversion rollover transaction is not tax-free. Instead, the distribution from the traditional IRA is generally fully taxable. For this reason, we are required to withhold 10% federal income tax from the amount converted unless you elect out of such withholding. If you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free.

There is, however, no early distribution penalty tax on the traditional IRA withdrawal that you are converting to a Roth IRA, even if you are under age 59-1/2.

The following rules apply until 2010: You cannot make conversion contributions to a Roth IRA for any taxable year in which your modified adjusted gross income exceeds $100,000. (For this purpose, your modified adjusted gross income is computed without the gross income stemming from the traditional IRA conversion. Modified adjusted gross income for this purpose will also exclude any lifetime required minimum distribution from a traditional IRA.) You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA are subject to the annual required minimum distribution rule applicable to traditional IRAs beginning at age 70-1/2.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have recently issued Proposed and Temporary Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to Roth IRA to be measured using various actuarial methods and not as if the annuity

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contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount reported as includible in certain circumstances.

Recharacterizations

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

How to recharacterize. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA).

To recharacterize a contribution, you must use our forms.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12-month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

Withdrawals, payments and transfers of funds out of Roth
IRAs

No federal income tax law restrictions on withdrawals. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

Distributions from Roth IRAs

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

o  Rollovers from a Roth IRA to another Roth IRA;

o  Direct transfers from a Roth IRA to another Roth IRA;

o  Qualified distributions from a Roth IRA; and

o  Return of excess contributions or amounts recharacterized to a traditional
   IRA.

Qualified distributions from Roth IRAs. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

o  you are age 59-1/2; or older or

o  you die; or

o  you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

Nonqualified distributions from Roth IRAs. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)  Regular contributions.

(2) Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

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     (a) Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

     (b) Nontaxable portion.

(3)  Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped and added together as follows:

(1) All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2) All regular contributions made during and for the year (contribu tions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3) All conversion contributions made during the year are added together. For purposes of the ordering rules, in the case of any conversion in which the conversion distribution is made in 2005 and the conversion contribution is made in 2006, the conversion contribution is treated as contributed prior to other conversion contributions made in 2006.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

Beginning in 2008, distributions from IRAs used to make charitable contributions may be tax-free under specified circumstances.

Required minimum distributions during life

Lifetime required minimum distributions do not apply.

Required minimum distributions at death

Same as traditional IRA under "What are the required minimum distribution payments after you die?"

Payments to a beneficiary after your death

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

Borrowing and loans are prohibited transactions

Same as traditional IRA.

Excess contributions

Generally the same as traditional IRA, except that regular contributions made after age 70-1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over (for example, conversion contributions from a traditional IRA if your modified adjusted gross income is in excess of $100,000 in the conversion year).

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

Early distribution penalty tax

Same as traditional IRA.

TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

General

This section of the Prospectus covers some of the special tax rules that apply to TSA contracts under Section 403(b) of the Internal Revenue Code (TSAs). If the rules are the same as those that apply to another kind of contract, for example, traditional IRAs, we will refer you to the same topic under "traditional IRAs."

PLEASE NOTE: The following discussion reflects our understanding of some of the current federal income tax rules applicable to Section 403(b) of the Code. In November 2004, the IRS and Treasury issued Proposed Regulations on Section 403(b) of the Code. If finalized in their current form, these Proposed Regulations would affect the establishment and operation of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. Please consult your tax adviser concerning how these Proposed Regulations could affect you.

Generally, there are two types of funding vehicles available for 403(b) arrangements -- an annuity contract under Section 403(b)(1) of the Internal Revenue Code or a custodial account that invests only in mutual funds and which is treated as an annuity contract under Section 403(b)(7) of the Code. Both types of 403(b) arrangements qualify for tax deferral.

Contributions to TSAs

There are two ways you can make contributions to establish this AXA Equitable Retirement Income for Life(SM) Rollover TSA contract:

o a full or partial direct transfer of assets ("direct transfer") from another contract or arrangement that meets the requirements of Section 403(b) of the Internal Revenue Code by means of IRS Revenue Ruling 90-24; or

o  a rollover from another 403(b) arrangement.

If you make a direct transfer, you must fill out our transfer form.

We do not accept after-tax funds in the Rollover TSA. We do not accept "designated Roth contributions" rolled over from a 401(k) plan or a 403(b) arrangement or directly transferred from another 403(b) arrangement.

Employer-remitted contributions. The AXA Equitable Retirement Income for Life(SM) Rollover TSA contract does not accept employer-remitted contributions. However, we provide the following discussion as part of our description of restrictions on the distribution of funds directly transferred, which include employer-remitted contributions to other TSAs.

Employer-remitted contributions to TSAs made through the employer's payroll are subject to annual limits. (Tax-free direct transfer contribu-


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tions from another 403(b) arrangement and rollover contributions from another eligible retirement plan are not subject to these annual contribution limits.) Commonly, some or all of the contributions made to a TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called "salary reduction" or "elective deferral" contributions and are generally made on a pre-tax basis. Beginning in 2006, if the employer's plan permits, an employee may designate some or all of salary reduction contributions as "designated Roth contributions" to the 403(b) arrangement which are made on an after-tax basis. However, a TSA can also be wholly or partially funded through nonelective employer contributions or other after-tax employee contributions. Amounts attributable to salary reduction contributions to TSAs are generally subject to withdrawal restrictions. Also, all amounts attributable to investments in a 403(b)(7) custodial account are subject to withdrawal restrictions discussed below.

Rollover or direct transfer contributions. Once you establish your Rollover TSA contract with 403(b)-source funds, you may make subsequent rollover contributions within the first contract year as described in "How you can purchase and contribute to your contract" under "Contract features and benefits" earlier in the Prospectus. These may be made to your Rollover TSA contract from these sources: qualified plans, governmental employer 457(b) plans and traditional IRAs, as well as other TSAs and 403(b) arrangements. All rollover contributions must be pre-tax funds only with appropriate documentation satisfactory to us.

Generally, you may make a rollover contribution to your TSA when you have a distributable event from an existing TSA or other eligible retirement plan as a result of your:

o termination of employment with the employer who provided the funds for the plan; or

o   reaching age 59-1/2 even if you are still employed; or

o   disability (special federal income tax definition).

You can roll over pre-tax funds from a traditional IRA to a TSA at any time.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan and subsequently take a premature distribution.

If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan. We do not currently separately account for rollover contributions from other eligible retirement plans.

A transfer occurs when changing the funding vehicle, even if there is no distributable event. Under a direct transfer, you do not receive a distribution. We accept direct transfers of TSA funds under Revenue Ruling 90-24 only if:

o you give us acceptable written documentation as to the source of the funds, and

o the AXA Equitable Retirement Income for Life(S) Rollover TSA con tract receiving the funds has provisions at least as restrictive as the source contract.

Before you transfer funds to an AXA Equitable Retirement Income for Life(SM) Rollover TSA contract, you may have to obtain your employer's authorization or demonstrate that you do not need employer authorization. For example, the transferring TSA may be subject to Title I of ERISA, if the employer makes matching contributions to salary reduction contributions made by employees. In that case, the employer must continue to approve distributions from the plan or contract.

Your contribution to the AXA Equitable Retirement Income for Life(SM) Rollover TSA contract must be net of the required minimum distribution for the tax year in which we issue the contract if:

o you are or will be at least age 70-1/2 in the current calendar year, and

o you have retired from service with the employer who provided the funds to purchase the TSA you are transferring or rolling over to the AXA Equitable Retirement Income for Life(SM) Rollover TSA contract.

This rule applies regardless of whether the source of funds is a:

o rollover by check of the proceeds from another TSA or eligible retirement plan; or

o  direct rollover from another TSA or eligible retirement plan; or

o  direct transfer under Revenue Ruling 90-24 from another TSA.

Distributions from TSAs

General. Depending on the terms of the employer plan and your employment status, you may have to get your employer's consent to take a withdrawal. Your employer will tell us this when you establish the TSA through a direct transfer. Because of its income focus, this contract may not be appropriate for Rollover TSA if the funds are subject to withdrawal restrictions.

Withdrawal restrictions. If this is a Revenue Ruling 90-24 direct transfer, we will treat all amounts transferred to this contract and any future earnings on the amount transferred as not eligible for withdrawal until one of the following events happens:

o you are severed from employment with the employer who pro vided the funds to purchase the TSA you are transferring to the AXA Equitable Retirement
   Income for Life(SM) Rollover TSA; or

o  you reach age 59-1/2; or

o  you die; or

o  you become disabled (special federal income tax definition); or

o  you take a hardship withdrawal (special federal income tax definition).

If any portion of the funds directly transferred to your TSA contract is attributable to amounts that you invested in a 403(b)(7) custodial account, such amounts, including earnings, are subject to withdrawal

50  Tax information
restrictions. With respect to the portion of the funds that were never invested in a 403(b)(7) custodial account, these restrictions apply to the salary reduction (elective deferral) contributions to a TSA annuity contract you made and any earnings on them. These restrictions do not apply to the amount directly transferred to your TSA contract that represents your December 31, 1988, account balance attributable to salary reduction contributions to a TSA annuity contract and earnings. To take advantage of this grandfathering you must properly notify us in writing at our processing office of your December 31, 1988, account balance if you have qualifying amounts transferred to your TSA contract.

Tax treatment of distributions. Amounts held under TSAs are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSAs are includable in gross income as ordinary income. Distributions from TSAs may be subject to 20% federal income tax withholding. See "Federal and state income tax withholding and information reporting" later in this section. In addition, TSA distributions may be subject to additional tax penalties.

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since we currently do not accept after-tax funds, we do not track your investment in the contract, if any. We will report all distributions from this Rollover TSA as fully taxable. It is your responsibility to determine how much of the distribution is taxable.

Distributions before annuity payments begin. On a total surrender, the amount received in excess of the investment in the contract is taxable. The amount of any partial distribution from a TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of any after-tax contributions and earnings on those contributions.

Annuity Payments

Guaranteed annual payments that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under "AXA Equitable Retirement Income for Life(SM) benefit" in "Contract features and benefits" earlier in this Prospectus, as well as annuitization payments that are based on the annuitant's life or life expectancy, are considered annuity payments for tax purposes. If you elect an annuitization option, you will recover any investment in the contract as each payment is received by dividing the investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the contract, a deduction is allowed on your (or your beneficiary's) final tax return.

Payments to a beneficiary after your death. Death benefit distributions from a TSA generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan. Beginning in 2007, a non-spousal death beneficiary may also be able to make rollover contributions to an individual retirement plan under certain circumstances.

Loans from TSAs. Loans from your AXA Equitable Retirement Income for Life(SM) Rollover TSA contract are not permitted.

Tax-deferred rollovers and direct transfers. You may roll over an "eligible rollover distribution" from a TSA into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or one you do yourself within 60 days after you receive the distribution. To the extent rolled over, a distribution remains tax-deferred. This rollover or direct transfer to another issuer will terminate or alter the AXA Equitable Retirement Income for Life(SM) benefit.

You may roll over a distribution from a TSA to any of the following: a qualified plan, a governmental employer 457(b) plan (separate accounting required) or a traditional IRA. Beginning in 2008, direct rollover contributions may be made from eligible retirement plans to Roth IRAs under certain circumstances. A spousal beneficiary may also roll over death benefits as above. Beginning in 2007, a non-spousal death beneficiary may also be able to make rollover contributions to an individual retirement plan under certain circumstances.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals and required minimum distributions under federal income tax rules.

Direct transfers of TSA funds from one TSA to another under Revenue Ruling 90-24 are not distributions.

Required minimum distributions

Generally the same as traditional IRA with these differences:

When you have to take the first required minimum distribution. The minimum distribution rules force TSA participants to start calculating and taking annual distributions from their TSAs by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70-1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70-1/2, as follows:

o For TSA participants who have not retired from service with the employer who provided the funds for the TSA by the calendar year the participant turns age 70-1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.

o TSA plan participants may also delay the start of required mini mum distributions to age 75 of the portion of their account value attributable to their December 31, 1986, TSA account balance, even if retired at age 70-1/2. We will know whether or not you qualify for this exception because it will only apply to people who establish their AXA Equitable Retirement Income for Life(SM) Rollover TSA contract by direct Revenue Ruling 90-24 transfers. If you

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     do not give us the amount of your December 31, 1986, account balance that is being transferred to the AXA Equitable Retirement Income for Life(SM) Rollover TSA contract on the form used to establish the TSA, you do not qualify.

Spousal consent rules

This will only apply to you if you establish your AXA Equitable Retirement Income for Life(SM) Rollover TSA contract by direct Revenue Ruling 90-24 transfer. Your employer will tell us on the form used to establish the TSA contract whether or not you need to get spousal consent for withdrawals or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA.

Early distribution penalty tax

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA before you reach age 59-1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o  on or after your death; or

o  because you are disabled (special federal income tax definition); or

o to pay for certain extraordinary medical expenses (special federal income tax definition); or

o in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age 55); or

o in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age). We do not anticipate that Guaranteed annual payments made under the AXA Equitable Retirement Income for Life(SM) benefit's Maximum or Customized payment plan or taken as lump sums will qualify for this exception if made before age 59-1/2.

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

o We might have to withhold and/or report on amounts we pay under a free look or cancellation.

o We are generally required to withhold on conversion rollovers of traditional IRAs to Roth IRAs, as it is considered a withdrawal from the traditional
   IRA and is taxable.

o We are required to withhold on the gross amount of a distribu tion from a Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable. You can elect out of withholding as described below.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

Federal income tax withholding on periodic annuity payments

We withhold differently on "periodic" and "non-periodic" payments. Periodic annuity payments are made under a supplementary contract. For example, unless you specify a different number of withholding exemptions, we withhold from a periodic annuity payment assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.

52  Tax information

Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $17,760 in periodic annuity payments in 2006, your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.

Federal income tax withholding on non-periodic annuity payments (withdrawals)

For a non-periodic distribution (total surrender or partial withdrawal including Guaranteed annual payments), we generally withhold at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified contracts, and to the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includable in gross income.

You cannot elect out of withholding if the payment is an eligible rollover distribution from a qualified plan or TSA. If a non-periodic distribution from a qualified plan or TSA is not an eligible rollover distribution then the 10% withholding rate applies.

Mandatory withholding from TSA and qualified plan distributions

Unless you have the distribution go directly to the new plan, eligible rollover distributions from qualified plans and TSAs are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions. An eligible rollover distribution from a TSA or a qualified plan can be rolled over to another eligible retirement plan. All distributions from a TSA or qualified plan are eligible rollover distributions unless they are on the following list of exceptions:

o any distributions which are required minimum distributions after age 70-1/2 or retirement from service with the employer; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o    hardship withdrawals; or

o    corrective distributions that fit specified technical tax rules; or

o a death benefit payment to a beneficiary who is not your surviv ing spouse; or

o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

A death benefit payment to your surviving spouse, or a qualified domestic relations order distribution to your current or former spouse, may be a distribution subject to mandatory 20% withholding.

SPECIAL RULES FOR CONTRACTS FUNDING QUALIFIED PLANS

The trustee is responsible for making all required notifications on tax matters to plan participants and to the IRS. See Appendix I at the end of this Prospectus for more information.

IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.


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8. More information

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ABOUT SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. The results of Separate Account No. 49 operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts are based on the assets in Separate Account No. 49. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 49. Although Separate Account No. 49 is registered, the SEC does not monitor the activity of Separate Account No. 49 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within the Separate Account invests solely in class IB/B shares issued by the corresponding portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, either Separate Account, or to add other separate accounts;

(2)  to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate each Separate Account or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against each Separate Account or a variable investment option directly);

(5) to deregister the Separate Accounts under the Investment Company Act of 1940;

(6)  to restrict or eliminate any voting rights as to the Separate Accounts;

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies; and

(8) to unilaterally change your contract in order to comply with any applicable laws and regulations, including but not limited to changes in the Internal Revenue Code, in Treasury regulations or in published rulings of the Internal Revenue Service, ERISA and in Department of Labor regulations.

Any change in the contract must be in writing and made by our authorized officer. We will provide notice of any contract change.

ABOUT THE TRUST

The Trust is registered under the Investment Company Act of 1940. It is classified as "open-end management investment companies," more commonly called mutual funds. It issues different shares relating to each portfolio.

The Trust does not impose sales charges or "loads" for buying and selling its shares. All dividends and other distributions on the Trust's shares are reinvested in full. The Board of Trustees of the Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about the Trust, its portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan, and other aspects of its operations, appears in its prospectus, which accompanies this Prospectus, or in the SAI, which is available upon request.

ABOUT THE GENERAL ACCOUNT

Our general account supports all of our policy and contract guarantees, as well as our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT


WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such


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transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt form, and financial transactions are only permitted if you request them in writing, sign the request and have its signature guaranteed, until we receive the signed Acknowledgement of Receipt form. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, additional contributions may be transmitted by wire.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our business day, generally, is any day on which the New York Stock Exchange is open for trading. A business day does not include any day we choose not to open due to emergency conditions. We may also close early due to emergency conditions. Our business day generally ends at 4:00 p.m. Eastern Time for purposes of determining the date when contributions are applied and any other transaction requests are processed. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

o If your contribution, transfer, or any other transaction request, containing all the required information, reaches us on a non-business day or after 4:00 p.m. on a business day, we will use the next business day.

o If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

o If we have entered into an agreement with your broker-dealer for automated processing of contributions upon receipt of customer order, your contribution will be considered received at the time your broker-dealer receives your contribution and all information needed to process your application, along with any required documents, and transmits your order to us in accordance with our processing procedures. Such arrangements may apply to initial contributions, subsequent contributions, or both, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4 p.m., Eastern Time.

CONTRIBUTIONS AND TRANSFERS

o Contributions allocated to the variable investment options are invested at the unit value next determined after the close of the business day.

o Transfers to or from variable investment options will be made at the unit value next determined after the close of the business day.

ABOUT YOUR VOTING RIGHTS

As the owner of shares of the Trust, we have the right to vote on certain matters involving the portfolios, such as:

o   the election of trustees;

o the formal approval of independent public accounting firms selected for the Trust; or

o any other matters described in the prospectus for the Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote.

The Trust sells its shares to AXA Equitable separate accounts in connection with AXA Equitable's annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust also sells its shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of the Trust intends to monitor events to identify any mate-

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rial irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuitization option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.

FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.


TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

Loans are not available under this contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive notification of any change at our processing office. You cannot assign your NQ contract as collateral or security for a loan.

The AXA Equitable Retirement Income for Life(SM) benefit and the Annual Ratchet to age 85 death benefit will generally automatically terminate if you change ownership of the contract or if you assign the owner's right to change the beneficiary or person to whom annuity payments will be made.

You cannot assign or transfer ownership of an IRA, QP or Rollover TSA contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself. Loans are not available and you cannot assign IRA, TSA and QP contracts as security for a loan or other obligation.

You may direct the transfer of the values under your IRA, QP or Rollover TSA contract to another similar arrangement under federal income tax rules. In the case of such a transfer, which involves a surrender of your contract, we will impose a withdrawal charge, if one applies.

DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.

AXA Advisors (the successor to EQ Financial Consultants, Inc.), an affiliate of AXA Equitable, and AXA Distributors, an indirect wholly owned subsidiary of AXA Equitable, are registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. ("NASD"). Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. Both broker-dealers also act as distributors for other AXA Equitable annuity products. AXA Distributors is a successor by merger to all of the functions, rights and obligations of Equitable Distributors, Inc. ("EDI"). Like AXA Distributors, EDI was owned by Equitable Holdings, LLC.

The contracts are sold by financial professionals of AXA Advisors and its affiliates and by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers"). The Distributors are under the common control of AXA Financial, Inc.

AXA Equitable pays sales compensation to both Distributors. In general, the Distributors will pay all or a portion of the sales compensation they receive from AXA Equitable to individual financial representatives or Selling broker-dealers. Selling broker-dealers will, in turn, pay all or a portion of the compensation they receive from the Distributors to individual financial representatives as commissions related to the sale of the contracts.

Sales compensation paid to AXA Advisors will generally not exceed 8.50% of the total contributions made under the contracts. AXA Advisors, in turn, may pay its financial professionals (or Selling broker-dealers) either a portion of the contribution-based compensation or a reduced portion of the contribution-based compensation in combination with ongoing annual compensation ("asset-based compensation") up to 1.00% of the account value of the contract sold, based on the financial professional's choice. Contribution-based compensation, when combined with asset-based compensation, could exceed 8.50% of the total contributions made under the contracts.

Sales compensation paid to AXA Distributors will generally not exceed 7.50% of the total contributions made under the contracts. AXA Distributors passes all sales compensation it receives through to the

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Selling broker-dealer. The Selling broker-dealer may elect to receive reduced contribution-based compensation in combination with asset-based compensation of up to 1.00% of the account value of all or a portion of the contracts sold through the broker-dealer. Contribution-based compensation, when combined with asset-based compensation, could exceed 7.50% of the total contributions made under the contracts. The sales compensation paid by AXA Distributors varies among Selling broker-dealers. AXA Distributors may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with AXA Equitable.

The Distributors may also pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation for certain services and/or in recognition of certain expenses that may be incurred by them or on their behalf (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or AXA Equitable Retirement Income for Life(SM) on a company and/or product list; sales personnel training; due diligence and related costs; marketing and related services; conferences; and/or other support services, including some that may benefit the contract owner. Payments may be based on the amount of assets or purchase payments attributable to contracts sold through a Selling broker-dealer or, in the case of conference support, such payments may be a fixed amount. The Distributors may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of particular products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, the Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of the Distributors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.

The Distributors receive 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. The Distributors or their affiliates may also receive payments from the advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective portfolios. In connection with portfolios offered through unaffiliated insurance trusts, the Distributors or their affiliates may also receive other payments from the advisers of the portfolios or their affiliates for providing distribution, administrative and/or shareholder support services.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." AXA Advisors may provide other forms of compensation to its financial professionals, including health and retirement benefits. In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of AXA Equitable products. However, under applicable rules of the NASD, AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in its products, any compensation paid will not result in any separate charge to you under your contract. All payments made will be in compliance with all applicable NASD rules and other laws and regulations.

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Appendix I: Purchase considerations for QP contracts

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Trustees who are considering the purchase of an AXA Equitable Retirement Income for Life(SM) QP contract should discuss with their tax advisors whether this is an appropriate investment vehicle for the employer's plan. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, and the payment of death benefits in accordance with the requirements of the federal income tax rules. The QP contract and this prospectus should be reviewed in full, and the following factors, among others, should be noted. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the AXA Equitable Retirement Income for Life(SM) QP contract or another annuity. Therefore, you should purchase an AXA Equitable Retirement Income for Life(SM) QP contract to fund a plan for the contract's features and benefits other than tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles. This QP contract accepts transfer contributions only and not regular, ongoing payroll contributions. For 401(k) plans under defined contribution plans, no employee after-tax contributions are accepted. Because of its income focus, this contract may not be appropriate for QP if the funds are subject to withdrawal restrictions under the plan. A "designated Roth contribution account" is not available in the QP contract.

We will not accept defined benefit plans. For defined contribution plans, we will only accept transfers from another defined contribution plan or a change of investment vehicles in the plan. Checks written on accounts held in the name of the employer instead of the plan or the trustee will not be accepted. Subsequent contributions are not permitted after the later of: (i) the end of the first contract year and (ii) the date of the first withdrawal. If amounts attributable to an excess or mistaken contribution must be withdrawn, withdrawals from the QP contract may be required. This withdrawal could be an Excess withdrawal as described in "AXA Equitable Retirement Income for Life(SM) benefit" under "Contract features and benefits" earlier in this Prospectus. A withdrawal charge may apply.

AXA Equitable will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant/employee takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan.

Given that required minimum distributions must generally commence from the plan for annuitants after age 70-1/2, trustees should consider that:

o the QP contract may not be an appropriate purchase for annuitants approaching or over age 70-1/2; and

o beginning in 2006, provisions in the Treasury Regulations on required minimum distributions will require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating required minimum distributions. This could increase the amounts required to be distributed from the contract.

Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants/employees who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants/employees who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

A-1 Appendix I: Purchase considerations for QP contracts

Appendix II: Hypothetical illustrations

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ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND THE AXA EQUITABLE RETIREMENT INCOME FOR LIFE(SM) BENEFIT

The following tables illustrate the changes in account value, cash value and the Annual Ratchet to age 85 death benefit under certain hypothetical circumstances for an AXA Equitable Retirement Income for Life(SM) contract. The table illustrates the operation of a contract based on a single $100,000 contribution for a Joint life contract, owner and successor owner both age 65 at issue, with payments under the Maximum payment plan. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying Portfolios (as described below), the corresponding net annual rates of return would be (2.57)% and 3.43% for the AXA Equitable Retirement Income for Life(SM) contract, at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charge we deduct from your account value annually for the AXA Equitable Retirement Income for Life(SM) benefit and the optional Annual Ratchet to age 85 death benefit. If the net annual rates of return did reflect this charge, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect all contract charges.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.10%, and (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.92% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of policy values among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee Table" earlier in this prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration.

                                     Appendix II: Hypothetical illustrations B-1

Variable Deferred Annuity
$100,000 Single Contribution and Maximum Payment Plan
Joint Life, Owner/Successor Owner Both Issue Age 65
Benefits:
     AXA Equitable Retirement Income for Life(SM) Benefit
     Annual Ratchet to age 85 death benefit


                                                                                                      Guaranteed Minimum
                           Payments*               Account Value               Cash Value                Death Benefit
          Contract   ---------------------   -------------------------   -----------------------   -----------------------
 Age       Year           0%          6%            0%            6%           0%           6%            0%            6%
------   ---------   -------     -------     ---------     ---------     --------     --------     ---------     ---------
65            1            0           0       100,000       100,000       93,000       93,000       100,000       100,000
66            2        5,000       5,000        91,245        97,238       84,245       90,238        95,000        97,238
67            3        5,000       5,000        82,730        94,390       76,730       88,390        90,000        94,390
68            4        5,000       5,000        74,449        91,454       68,449       85,454        85,000        91,454
69            5        5,000       5,000        66,396        88,425       61,396       83,425        80,000        88,425
70            6        5,000       5,000        58,564        85,302       55,564       82,302        75,000        85,302
71            7        5,000       5,000        50,949        82,082       49,949       81,082        70,000        82,082
72            8        5,000       5,000        43,545        78,761       43,545       78,761        65,000        78,761
73            9        5,000       5,000        36,346        75,337       36,346       75,337        60,000        75,337
74           10        5,000       5,000        29,346        71,805       29,346       71,805        55,000        71,805
79           15        5,000       5,000             0        52,425            0       52,425        30,000        52,425
84           20        5,000       5,000             0        29,826            0       29,826         5,000        29,826
89           25        5,000       5,000             0         3,466            0        3,466             0         4,874
94           30        5,000       5,000             0             0            0            0             0             0
95           31        5,000       5,000             0             0            0            0             0             0

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The account value, cash value and guaranteed benefits for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

* Payments are made while either the owner or the successor owner is living.

B-2 Appendix II: Hypothetical illustrations

Statement of additional information

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TABLE OF CONTENTS


                                                                            Page

Unit Values                                                                  2
Custodian and Independent Registered Public Accounting Firm                  2
Distribution of the Contracts                                                2
Financial Statements                                                         2


How to Obtain an AXA Equitable Retirement Income for Life(SM) Statement of Additional Information for Separate Account No. 49

Send this request form to:
  AXA Equitable Retirement Income for Life(SM)
  P.O. Box 1547
  Secaucus, NJ 07096-1547

-  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
Please send me an AXA Equitable Retirement Income for Life(SM) SAI for Separate Account No. 49 dated May 1, 2006.


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                                    AXA Equitable Retirement Income for Life(SM)